As filed with the Securities and Exchange Commission on June 6, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

Melodie B. Zakaluk

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

RAINIER FUNDS    March 31, 2013

Annual Report

Large Cap Equity Fund

Mid Cap Equity Fund

Small/Mid Cap Equity Fund

Balanced Fund

Intermediate Fixed Income Fund

High Yield Fund

International Discovery Fund

RAINIER FUNDS    March 31, 2013

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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Letter to Shareholders

Dear Shareholders,

As President and Chief Executive Officer of the Rainier Investment Management Mutual Funds, I would like to take the opportunity to express our appreciation for your valued investment in the Rainier Funds. This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2013. Inside you will find investment commentaries for each of the Rainier Funds, which cover the 12 months ending March 31, 2013, followed by investment total returns. This report also includes financial statements detailing the expenses and holdings of each Fund. Finally, this Annual Report contains an Independent Auditors’ Report written by Deloitte & Touche LLP.

Equity markets posted solid returns for the trailing 12-month period, and all major U.S. indices, with the exception of the NASDAQ, broke through their previous highs. However, despite strong U.S. equity performance, fear and skepticism remained pervasive throughout the year, making for a challenging environment in which the vast majority of active portfolio managers were unable to beat their respective benchmarks.

Each of the Rainier U.S. equity strategies recorded positive returns over the past 12 months, but lagged their benchmarks as the Funds’ more cyclical areas were impacted while the market’s appetite for risk remained in flux. In domestic fixed income, the Intermediate Fixed Income Fund outperformed the benchmark for the year. Despite strong returns, the High Yield Fund lagged for the period. The International Discovery Fund reached its one-year milestone, outperforming its primary benchmark by over 18 percent as a result of strong stock selection. We are very pleased with the Fund’s first full year, particularly with regard to the strategy’s ability to overcome a challenging global equity market that has been dominated by geopolitical events.

We continue to believe investors will likely place a premium on companies that can grow even in the face of anemic economic expansion, and we are emphasizing these kinds of companies in the Funds. Our focus remains on companies that have been gaining market share, developing innovative products, executing clear strategic plans and possess sound underlying financial strengths. We believe these characteristics are exemplified by the companies in which your Funds are invested, and the Funds are well positioned for the environment ahead.

Thank you again for your trust and confidence in Rainier.

Sincerely,

Melodie Zakaluk

President & Chief Executive Officer

Rainier Investment Management Mutual Funds

Past performance does not guarantee further results. Mutual fund investing involves risk; principal loss is possible. Opinion expressed are subject to change, and are not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC, Distributor

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Comments from the Investment Adviser

ABOUT THE INVESTMENT ADVISER:

The Investment Adviser to the Funds is Rainier Investment Management, Inc.® (“Rainier”) located in Seattle, Washington. Rainier manages $12.5 billion of discretionary assets.

EQUITY MARKET COMMENTS

In the midst of fear and anguish, despite media oracles of doom and gloom, and facing meaningful domestic and global economic challenges as well as the much trumpeted “fiscal cliff,” the United States equity market turned out to be a rewarding asset class for the one-year period ending March 31, 2013. A year ago we stated 2012 “could be another year of elevated volatility” but that “signs of real stability could propel the market.” This turned out to be essentially the case over the last 12 months with all major indices, except the NASDAQ, breaking through their old highs. Over the past year, the S&P 500 Index managed a 13.96% return and secondary stocks did even better, reflected by the Russell 2000 and Russell Midcap Indices, up 16.28% and 17.30% respectively.

We believe prospects for continued above-historical average equity returns remain good for the year ahead, although the road to that end may continue to be bumpy. This is supported by both the economic environment and equity valuations. Home prices are strengthening, as are sales volumes, fueling growth in housing and related business industries. In the energy sector, the United States is undergoing an energy renaissance, providing the greatest level of incremental oil production of any country. The global environment also appears somewhat encouraging. A massive global easing cycle has developed and new political regimes in important economies, notably China and Japan, the second and third largest global economies, point toward both monetary stimulus and renewed economic growth. Meanwhile, Europe appears to be stabilizing somewhat, evidenced by tightening credit spreads which suggests less credit risk on the continent.

Our recent activity across the Funds has emphasized seeking companies with relatively high growth prospects and high probability of achieving that growth. Among those areas are specialty pharmaceutical and biotechnology companies; media and entertainment; building products manufacturers and retailers; and capital markets beneficiaries, such as asset managers. The Funds exited the one-year period characterized by high growth characteristics relative to their benchmarks, with very reasonable valuations, and we continue to believe there is attractive upside potential in the year ahead.

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FIXED INCOME COMMENTS

Despite the uncertain political backdrop, corporate bonds continued to outperform for the one-year period ending March 31, 2013, reflecting the strength of corporate balance sheets, improvement in the housing market, growth in bank lending and investor demand for higher yielding alternatives in this low interest rate environment. Intermediate corporates within the Barclays Capital U.S. Aggregate Bond Index generated a respectable return of 6.54% for the year. On a sector basis, intermediate financials outperformed industrials and utilities, returning 8.87% during the period. The performance of financials for the year benefited from the combination of historically wide credit spreads relative to Industrials and utilities, declining credit losses as the economy, unemployment and the housing market continue to improve, and the higher capital levels required from more restrictive financial regulation (which made financials less susceptible to negative earnings events and attractive to fixed income investors).

Conditions outside of the United States continue to introduce uncertainty into the financial markets. However, as 2012 came to a close, Europe was able to come together and agree on adjustments to Greece’s bailout terms including interest rate reductions, maturity extensions, deferred interest payments and revisions to debt targets. This agreement cleared the way for Greece to receive the next installment of its bailout package. On the path to European unification, the European Union took the first step toward establishing the European Central Bank (“ECB”) as the banking supervisor of its most significant banks with a target implementation date of mid-2014. These positive steps, along with ECB president’s comments earlier in the year that the ECB was ready to do whatever it takes to preserve the euro currency, mollified investor fears of a Greece exit and contributed to lower market volatility, tightening of credit spreads and corporate bond outperformance.

Back home, we are positive on the progress made in restructuring household balance sheets, the recent improvement in employment, record low mortgage rates, declining gasoline prices and the strength of corporate balance sheets. Furthermore, we have a positive outlook for the fundamentals of the economy with talk of energy independence, bank loan growth, and gradual improvement in housing and construction, although our outlook is tempered by the looming debate over the debt ceiling and fiscal spending cuts. Given the supportive conditions of low interest rates, attractive credit spreads, and demand for yield supported by long-term demographic trends as baby boomers enter retirement, we believe corporate bonds will likely outperform relative to Treasuries and agencies in the current environment, a positive for the fixed income Funds.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

Large Cap Equity Fund

COMMENTARY:

The Rainier Large Cap Equity Fund lagged the primary benchmark, rising 8.13% for the one-year period ending March 31, 2013, compared to 13.96% for the S&P 500 Index. Two of the biggest individual stock contributors to relative performance came from the health care sector; Celgene (oncology drugs) and Gilead Sciences (poised to launch a new drug for hepatitis C). Consumer discretionary shares were the largest detractors for the year with disappointments including Coach, Dollar General and Starbucks. Technology stocks also underperformed, as earnings shortfalls undermined numerous companies. Technology spending has slowed measurably in a number of areas, with the slowdown in PCs being one prominent example. Despite the weakness in the technology sector, we believe some companies with promising outlooks have been pulled down with the weak ones, and that opportunities to invest are increasing in this dynamic industry.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Large Cap Equity - Institutional Shares+	8.13%	9.64%	2.16%	7.92%	9.27%
Large Cap Equity - Original Shares	7.82	9.35	1.91	7.65	8.99
S&P 500 Index	13.96	12.67	5.81	8.53	8.95
Russell 1000 Growth Index	10.09	13.06	7.30	8.62	8.19
Consumer Price Index	1.47	2.27	1.74	2.37	2.59

Inception date 5/10/94

Gross and Net Expense Ratios for Institutional Shares are 0.86% and 0.79%, respectively, which are the amounts stated in the current prospectus (as supplemented 12/17/12) as of the date of this report. Gross and Net Expense Ratios for Original Shares are 1.19% and 1.12%, respectively, which are the amounts stated in the current prospectus (as supplemented 12/17/12) as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/14.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk. Principal loss is possible. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

Mid Cap Equity Fund

COMMENTARY:

The Rainier Mid Cap Equity Fund posted returns of 8.96% for the one-year period ending March 31, 2013, compared to 17.30% for the Russell Midcap Index. The most significant outperformance came from the consumer staples sector, led by Safeway which benefited from improving margins and market share gains. Producer durables shares also performed well, with particularly strong returns from equipment lessor United Rentals. Technology was the most challenging sector during the period due to a lack of visibility within enterprise IT spending. The sector return relative to the Index was negatively impacted by weakness in F5 Networks, VeriFone Systems, and Informatica; all of which were sold due to fundamental weakness. We have selectively reduced technology stocks that are vulnerable to weak spending, but the sector remains slightly overweight relative to the Index.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	5 Years*	Since Inception*
Mid Cap Equity - Institutional Shares	8.96%	13.49%	4.49%	7.58%
Mid Cap Equity - Original Shares	8.70	13.21	4.23	7.31
Russell Midcap Index	17.30	14.62	8.37	6.99
Russell Midcap Growth Index	12.76	14.23	7.98	6.76
Consumer Price Index	1.47	2.27	1.74	2.65

Inception date 12/27/05

Gross Expense Ratio for Institutional Shares is 1.06% and for Original Shares is 1.31% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

Small/Mid Cap Equity Fund

COMMENTARY:

Despite posting solid returns, the Rainier Small/Mid Cap Equity Fund underperformed the Russell 2500 Index, returning 10.12% compared to 17.73% for the benchmark for the one-year period ending March 31, 2013. Financial services stocks continued to be relative outperformers versus the Index during the year. Leading performance in this sector was FleetCor Technologies, a payment solution provider for commercial trucking fleets, which continues to benefit from international strategic acquisitions. Consumer discretionary stocks were mixed in the quarter but overall were a detractor from relative performance. Within the sector, SodaStream International, LKQ Corp, and DSW were positive contributors to the portfolio but those gains were not enough to offset the decline in Select Comfort, an adjustable “air mattress” company.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Small/Mid Cap Equity - Institutional Shares+	10.12%	13.96%	3.90%	11.73%	11.38%
Small/Mid Cap Equity - Original Shares	9.83	13.67	3.64	11.45	11.11
Russell 2500 Index	17.73	14.59	9.02	12.30	10.51
Russell 2500 Growth Index	13.69	14.95	9.02	12.19	8.49
Consumer Price Index	1.47	2.27	1.74	2.37	2.59

Inception date 5/10/94

Gross Expense Ratio for Institutional Shares is 1.01% and for Original Shares is 1.26% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

Balanced Fund

COMMENTARY:

The Rainier Balanced Fund rose 6.76% during the one-year period ending March 31, 2013; the Balanced Index returned 9.64%. Despite positive gains posted by both U.S. equity and fixed income markets, the Fund lagged the benchmark for the year. Equity results were similar to those of the Large Cap Equity Fund where disappointments in the quarter came predominantly from the consumer discretionary sector. Performance of the fixed income allocation was comparable to that of the Intermediate Fixed Income Fund, posting modest gains for the period. We believe the current market environment will likely allow corporate bonds to outperform Treasuries and agencies. The target asset mix of the Fund remains 60% in stocks, 35% in bonds and 5% in cash equivalents.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Balanced - Institutional Shares+	6.76%	8.01%	3.37%	6.55%	7.92%
Balanced - Original Shares	6.59	7.72	3.11	6.29	7.65
Balanced Index	9.64	9.50	5.57	7.05	7.90
S&P 500 Index	13.96	12.67	5.81	8.53	8.95
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	3.53	4.75	4.61	4.49	5.93
Consumer Price Index	1.47	2.27	1.74	2.37	2.59

Inception date 5/10/94

Gross Expense Ratio for Institutional Shares is 0.91% and for Original Shares is 1.16% as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

+Institutional Shares commenced operations on 5/2/02. Performance for periods prior to 5/2/02 is based on the performance of the Original Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

Intermediate Fixed Income Fund

COMMENTARY:

The Rainier Intermediate Fixed Income Fund posted a gain of 3.73% for the one-year period through March 31, 2013, outperforming the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which returned 3.53%. Despite the uncertain political backdrop, corporate bonds continued to outperform, reflecting the strength of corporate balance sheets, improvement in the housing market, growth in bank lending and investor demand for higher yielding alternatives in this low interest rate environment. Given the backdrop of low interest rates, attractive credits spreads, and demand for yield by investors, we believe corporate bonds will likely outperform relative to Treasuries and agencies in the current environment, a positive for the portfolio.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	5 Years*	10 Years*	Since Inception*
Intermediate Fixed Income	3.73%	4.72%	4.97%	4.33%	5.51%
Barclays Capital U.S. Intermediate Gov/Credit Bond Index	3.53	4.75	4.61	4.49	5.93
Citigroup 3-month Treasury Bill Index	0.08	0.09	0.31	1.66	3.04
Consumer Price Index	1.47	2.27	1.74	2.37	2.59

Inception date 5/10/94

Gross and Net Expense Ratios are 0.72% and 0.55%, respectively, as of 3/31/12, which are the amounts stated in the current prospectuses as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

High Yield Fund

COMMENTARY:

The Rainier High Yield Fund posted solid gains for the one-year period ending March 31, 2013, returning 10.74%. The Bank of America Merrill Lynch U.S. High Yield Master II Index returned 13.11% over the same time period. The fundamentals of the economy have been solidifying irrespective of the political policy cloud that has been overhanging the economy. Mortgage rates are at historical lows and home prices are steadily improving which bolsters household net worth and consumer confidence. Bank lending continues to improve as banks take advantage of low deposit costs to make loans to businesses and consumers, contributing to the cycle of economic recovery. We expect corporate managements will likely remain vigilant in terms of managing their balance sheets, which is supportive of an economic environment that has historically proved beneficial to high yield performance.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	3 Years*	Since Inception*
High Yield Fund - Institutional Shares	10.74%	10.56%	14.88%
High Yield Fund - Original Shares+	10.48	10.29	14.60
Bank of America Merrill Lynch U.S. High Yield Master II Index	13.11	10.91	21.02
Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index	12.48	10.76	18.14
Consumer Price Index	1.47	2.27	3.05

Inception date 3/31/09

Gross and Net Expense Ratios for Institutional Shares are 0.76% and 0.65% (excluding Acquired Fund Fees and Expenses), respectively, as of 3/31/12, which are the amounts stated in the current prospectus as of the date of this report. Gross and Net Expense Ratios for Original Shares are 1.01% and 0.90% (excluding Acquired Fund Fees and Expenses), respectively, as of 7/31/12 (inception), which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses through 7/31/13.

*Average annualized returns.

+Original Shares commenced operations on 7/31/12. Performance for periods prior to 7/31/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Original Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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FUND INVESTMENT RETURNS

International Discovery Fund

COMMENTARY:

The Rainier International Discovery Fund returned 29.00% for the trailing one-year period ending March 31, 2013, outperforming the MSCI ACWI ex US Small Index by 18.52%. This was a strong first year for our portfolio of companies, despite being a period dominated by high volatility and some major shifts in the global landscape. Outperformance during the year was widely dispersed amongst sectors and geography, with outperformance driven primarily by individual stock contribution. Positive attribution was achieved in eight of the ten sectors with only financials and energy providing a slight drag. From a regional perspective, the strategy saw meaningful positive attribution from Japan, Thailand, the Philippines, Canada, Hong Kong, the UK, and South Korea.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Period ending March 31,

TOTAL RETURNS as of March 31, 2013

	1 Year	Since Inception*
International Discovery Fund - Institutional Shares	29.00%	28.99%
International Discovery Fund - Class A Shares (with sales charge)+	21.36	21.40
MSCI AC World Index ex U.S. Small Cap Net TR	10.48	10.46
Consumer Price Index	1.47	1.47

Inception date 3/28/12

Gross and Net Expense Ratios for Institutional Shares are 2.12% and 1.25%, respectively, as of 3/31/12, which are the amounts stated in the current prospectus as of the date of this report. Gross and Net Expense Ratios for Class A Shares are 2.37% and 1.50%, respectively, as of 11/30/12 (inception), which are the amounts stated in the current prospectus as of the date of this report. The Investment Adviser has contractually agreed to waive/reimburse expenses for Institutional Shares through 7/31/13. The Investment Adviser has contractually agreed to waive/reimburse expenses for A Shares through 7/31/14.

*Average annualized returns.

+Class A Shares commenced operations on 11/30/12. Performance for periods prior to 11/30/12 is based on the performance of the Institutional Shares adjusted for the 12b-1 fee of the Class A Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Mutual Fund investing involves risk; principal loss is possible. Small- and medium- capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets.

Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The fund will invest in derivatives which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

Short Term performance, in particular, is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Please refer to the Schedule of Investments for complete Fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Investment Adviser to buy or sell securities.

See page 82 for index descriptions.

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Fund Expenses

Rainier Funds

March 31, 2013 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class and Class A only); and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/12 and held for the entire period from 10/1/12 to 3/31/13. The International Discovery Fund—Class A example is based on an investment of $1,000 invested 11/30/12 (inception) and held for the entire period from 11/30/12 to 3/31/13.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY FUND

EXPENSES EXAMPLES

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,088.50	$1,090.40	$1,019.10	$1,020.44
Expenses Paid during Period*	$6.09	$4.69	$5.89	$4.53

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Original, 0.90% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

P / 14

MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,140.90	$1,142.50	$1,018.15	$1,019.50
Expenses Paid during Period*	$7.26	$5.82	$6.84	$5.49

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.36% for Original, 1.09% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,130.80	$1,132.30	$1,018.45	$1,019.90
Expenses Paid during Period*	$6.91	$5.37	$6.54	$5.09

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.30% for Original, 1.01% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,057.80	$1,058.90	$1,019.00	$1,020.24
Expenses Paid during Period*	$6.11	$4.83	$5.99	$4.73

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Original, 0.94% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

P / 15

Fund Expenses

Rainier Funds

March 31, 2013 (Unaudited) continued

EXPENSE EXAMPLES

INTERMEDIATE FIXED INCOME FUND

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,007.90	$1,022.19
Expenses Paid during Period*	$2.75	$2.77

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

HIGH YIELD FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/13)	$1,045.20	$1,046.50	$1,020.44	$1,021.69
Expenses Paid during Period*	$4.59	$3.32	$4.53	$3.28

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.90% for Original, 0.65% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

INTERNATIONAL DISCOVERY FUND

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Class A**	Institutional	Class A**		Institutional
Beginning Account Value (10/1/12)	$1,000.00	$1,000.00	$1,000.00		$1,000.00
Ending Account Value (3/31/13)	$1,152.80	$1,199.10	$1,017.45		$1,018.70
Expenses Paid during Period*	$5.35	$6.85	$7.54	***	$6.29

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Institutional, 1.50% for Class A), multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal period (182 days for Institutional, 121 days for Class A), then divided by the number of days in the fiscal year (365) to reflect the most recent period end.

** Class A commenced operations on November 30, 2012.

*** Hypothetical expenses are equal to the class’s annualized expense ratio as indicated, multiplied by the average account value over the period commencing October 1, 2012, multiplied by 182/365 to reflect information had the class been in operation for the entire fiscal half year.

P / 16

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Large Cap Equity Fund

Sector Representation as of March 31, 2013 (% of net assets)

COMMON STOCKS (99.2%)
	Shares	Value
CONSUMER DISCRETIONARY (14.0%)
CBS Corp. Cl. B	161,060	$7,519,892
Comcast Corp. Cl. A	305,926	12,851,951
Liberty Global, Inc. Cl. A*	43,660	3,204,644
NIKE, Inc. Cl. B	150,260	8,866,843
Nordstrom, Inc.	105,732	5,839,578
priceline.com, Inc.*	9,440	6,494,059
Ralph Lauren Corp.	41,136	6,964,736
Starwood Hotels & Resorts Worldwide, Inc.	60,788	3,874,019
Target Corp.	157,800	10,801,410
The Home Depot, Inc.	157,935	11,020,704
The Walt Disney Co.	230,420	13,087,856
Total Consumer Discretionary		90,525,692

CONSUMER STAPLES (11.4%)
Anheuser-Busch InBev N.V. - ADR^	122,699	12,214,685
Church & Dwight Co., Inc.	141,768	9,162,466
Costco Wholesale Corp.	96,455	10,234,840
CVS Caremark Corp.	145,690	8,011,493
Diageo plc - ADR^	60,318	7,590,417
Mondelez International, Inc. Cl. A	212,241	6,496,697
Philip Morris International, Inc.	123,237	11,425,302

	Shares	Value
The Estee Lauder Companies, Inc. Cl. A	131,484	$8,418,921
Total Consumer Staples		73,554,821

ENERGY (8.9%)
Anadarko Petroleum Corp.	100,945	8,827,640
Cameron International Corp.*	103,333	6,737,312
Chevron Corp.	69,347	8,239,811
Continental Resources, Inc.*	85,550	7,436,861
Ensco plc Cl. A^	100,269	6,016,140
EOG Resources, Inc.	56,060	7,179,604
Noble Energy, Inc.	55,420	6,409,877
Schlumberger Ltd.	86,193	6,454,994
Total Energy		57,302,239

FINANCIALS (15.0%)
American Tower Corp.	128,686	9,898,527
Citigroup, Inc.	383,619	16,971,305
IntercontinentalExchange, Inc.*	47,450	7,737,671
Invesco Ltd.^	275,052	7,965,506
JPMorgan Chase & Co.	253,293	12,021,286
Raymond James Financial, Inc.	137,911	6,357,697
SunTrust Banks, Inc.	160,634	4,627,866
The Allstate Corp.	34,890	1,712,052

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Large Cap Equity Fund

continued

	Shares	Value
The Goldman Sachs Group, Inc.	65,170	$9,589,765
The Hartford Financial Services Group, Inc.	259,300	6,689,940
Wells Fargo & Co.	372,803	13,789,983
Total Financials		97,361,598

HEALTH CARE (9.8%)
Actavis, Inc.*	66,913	6,163,357
Allergan, Inc.	83,368	9,306,370
Celgene Corp.*	84,279	9,768,779
Express Scripts Holding Co.*	86,451	4,983,900
Gilead Sciences, Inc.*	251,816	12,321,357
Intuitive Surgical, Inc.*	9,723	4,775,840
Novo Nordisk A/S - ADR^	43,533	7,030,579
Shire plc - ADR^	46,099	4,211,605
The Cooper Cos., Inc.	45,908	4,952,555
Total Health Care		63,514,342

INDUSTRIALS (14.3%)
AMETEK, Inc.	122,092	5,293,909
B/E Aerospace, Inc.*	87,512	5,276,098
Cummins, Inc.	72,497	8,395,878
Eaton Corp. plc^	132,728	8,129,590
Fortune Brands Home & Security, Inc.*	137,580	5,149,620
General Electric Co.	678,730	15,692,238
Hertz Global Holdings, Inc.*	251,220	5,592,157
Honeywell International, Inc.	135,978	10,245,942
Precision Castparts Corp.	61,496	11,660,872
Union Pacific Corp.	84,399	12,019,262
Verisk Analytics, Inc. Cl. A*	86,002	5,300,303
Total Industrials		92,755,869

INFORMATION TECHNOLOGY (17.4%)
Accenture plc Cl. A^	120,659	9,166,464
Apple, Inc.	28,363	12,554,315
Citrix Systems, Inc.*	63,077	4,551,636
eBay, Inc.*	120,727	6,545,818
EMC Corp.*	329,463	7,870,871
Google, Inc. Cl. A*	23,306	18,505,663
Intuit, Inc.	99,300	6,519,045
MasterCard, Inc. Cl. A	15,015	8,125,067

	Shares	Value
QUALCOMM, Inc.	123,832	$8,290,552
Red Hat, Inc. *	70,979	3,588,698
SAP AG - ADR^	89,651	7,220,492
Teradata Corp.*	77,713	4,546,988
Trimble Navigation Ltd.*	152,044	4,555,238
Visa, Inc. Cl. A	60,660	10,302,495
Total Information Technology		112,343,342

MATERIALS (6.4%)
Airgas, Inc.	63,700	6,316,492
Ecolab, Inc.	91,971	7,374,235
Freeport-McMoRan Copper & Gold, Inc.	231,470	7,661,657
LyondellBasell Industries N.V. Cl. A^	135,623	8,583,580
Monsanto Co.	108,778	11,490,220
Total Materials		41,426,184

TELECOMMUNICATIONS (1.0%)
Crown Castle International Corp.*	92,850	6,466,074
Total Telecommunications		6,466,074

UTILITIES (1.0%)
ITC Holdings Corp.	74,858	6,681,825
Total Utilities		6,681,825

TOTAL COMMON STOCKS
(cost $502,184,730)		$641,931,986

SHORT-TERM INVESTMENT (0.9%)
MONEY MARKET MUTUAL FUND (0.9%)
First American Treasury Obligations Fund 0.000%**	5,861,991	5,861,991
TOTAL SHORT-TERM INVESTMENT
(cost $5,861,991)		$5,861,991

TOTAL INVESTMENTS (100.1%)
(cost $508,046,721)		$647,793,977
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(465,093)

TOTAL NET ASSETS (100.0%)		$647,328,884

P / 18

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Mid Cap Equity Fund

Sector Representation as of March 31, 2013 (% of net assets)

COMMON STOCKS (99.0%)
	Shares	Value
CONSUMER DISCRETIONARY (18.2%)
AMC Networks, Inc. Cl. A*	173,440	$10,957,939
Dillard’s, Inc. Cl. A	78,950	6,201,523
Discovery Communications, Inc. Cl. A*	148,690	11,707,851
Dunkin’ Brands Group, Inc.	215,280	7,939,526
Expedia, Inc.	169,500	10,171,695
Foot Locker, Inc.	209,070	7,158,557
Fortune Brands Home & Security, Inc.*	417,380	15,622,533
Harman International Industries, Inc.	72,410	3,231,658
Hertz Global Holdings, Inc.*	586,100	13,046,586
Lions Gate Entertainment Corp.*^	205,850	4,893,054
Macy’s, Inc.	188,180	7,873,451
Michael Kors Holdings Ltd.*^	130,810	7,428,700
Mohawk Industries, Inc.*	89,890	10,168,357
Nordstrom, Inc.	185,430	10,241,299
Nu Skin Enterprises, Inc. Cl. A	130,720	5,777,824
Pool Corp.	59,450	2,853,600
PulteGroup, Inc.*	315,400	6,383,696
Sotheby’s	196,510	7,351,439
Tractor Supply Co.	70,240	7,314,091

	Shares	Value
Ulta Salon, Cosmetics & Fragrance, Inc.	120,890	$9,812,641
Under Armour, Inc. Cl. A*	107,850	5,521,920
Total Consumer Discretionary		171,657,940

CONSUMER STAPLES (4.5%)
Beam, Inc.	103,410	6,570,671
Church & Dwight Co., Inc.	131,290	8,485,273
Energizer Holdings, Inc.	41,270	4,115,857
Flowers Foods, Inc.	169,230	5,574,436
GNC Holdings, Inc. Cl. A	176,770	6,943,526
Safeway, Inc.	288,630	7,605,400
The Hain Celestial Group, Inc.*	48,380	2,955,051
Total Consumer Staples		42,250,214

ENERGY (8.3%)
Cameron International Corp.*	83,310	5,431,812
Continental Resources, Inc.*	233,300	20,280,769
Ensco plc Cl. A^	88,090	5,285,400
Gulfport Energy Corp.*	171,030	7,838,305
Noble Energy, Inc.	180,960	20,929,834
Oasis Petroleum, Inc.*	233,710	8,897,340
Oceaneering International, Inc.	151,240	10,043,848
Total Energy		78,707,308

P / 20

	Shares	Value
FINANCIAL SERVICES (17.2%)
Affiliated Managers Group, Inc.*	48,970	$7,520,323
American Campus Communities, Inc.	41,130	1,864,834
Brown & Brown, Inc.	211,250	6,768,450
CBRE Group, Inc. Cl. A*	205,560	5,190,390
CIT Group, Inc.*	276,840	12,037,003
Discover Financial Services	213,480	9,572,443
First Republic Bank	178,380	6,889,036
FleetCor Technologies, Inc.*	85,560	6,559,885
IntercontinentalExchange, Inc.*	43,440	7,083,761
Invesco Ltd.^	450,850	13,056,616
Jones Lang LaSalle, Inc.	137,160	13,635,076
LaSalle Hotel Properties	222,480	5,646,542
Ocwen Financial Corp.*	389,110	14,755,051
Raymond James Financial, Inc.	347,460	16,017,906
T. Rowe Price Group, Inc.	127,520	9,547,422
The Chubb Corp.	54,530	4,773,011
Vantiv, Inc. Cl. A*	253,070	6,007,882
Wex, Inc.*	46,820	3,675,370
Weyerhaeuser Co.	367,040	11,517,715
Total Financial Services		162,118,716

HEALTH CARE (11.8%)
Actavis, Inc.*	92,420	8,512,806
ARIAD Pharmaceuticals, Inc.*	373,350	6,753,901
BioMarin Pharmaceuticals, Inc.*	97,450	6,067,237
Catamaran Corp.*^	98,400	5,218,152
Cubist Pharmaceuticals, Inc.*	99,580	4,662,336
Davita HealthCare Partners, Inc.*	48,820	5,789,564
Hologic, Inc.*	203,350	4,595,710
Illumina, Inc.*	179,450	9,690,300
Intuitive Surgical, Inc.*	12,930	6,351,087
Medivation, Inc.*	83,010	3,882,378
PerkinElmer, Inc.	190,710	6,415,484
Perrigo Co.	108,880	12,927,322
Salix Pharmaceuticals Ltd.*	106,960	5,474,213

	Shares	Value
Shire plc - ADR^	55,760	$5,094,234
Sirona Dental Systems, Inc.*	85,470	6,301,703
The Cooper Cos., Inc.	65,220	7,035,934
Zoetis, Inc.*	185,140	6,183,676
Total Health Care		110,956,037

MATERIALS AND PROCESSING (6.1%)
Airgas, Inc.	95,270	9,446,973
Carpenter Technology Corp.	117,950	5,813,756
Ecolab, Inc.	120,500	9,661,690
Packaging Corp. of America	126,370	5,670,222
Precision Castparts Corp.	45,475	8,622,969
Rock-Tenn Co. Cl. A	61,480	5,704,729
The Valspar Corp.	135,470	8,433,008
Valmont Industries, Inc.	24,690	3,882,996
Total Materials and Processing		57,236,343

PRODUCER DURABLES (17.3%)
Air Lease Corp.	128,190	3,758,531
Alaska Air Group, Inc.*	89,570	5,728,897
AMETEK, Inc.	168,375	7,300,740
B/E Aerospace, Inc.*	211,660	12,760,981
Chicago Bridge & Iron Co. N.V.^	98,630	6,124,923
Cummins, Inc.	88,190	10,213,284
Delta Air Lines, Inc.*	459,620	7,588,326
Eaton Corp. plc^	181,800	11,135,250
Kansas City Southern	104,590	11,599,031
Quanta Services, Inc.*	519,400	14,844,452
Rockwell Automation, Inc.	76,630	6,617,001
Stericycle, Inc.*	43,000	4,565,740
Terex Corp.*	225,130	7,748,975
Trimble Navigation Ltd.*	354,930	10,633,703
Triumph Group, Inc.	112,770	8,852,445
United Rentals, Inc.*	386,460	21,243,706
Verisk Analytics, Inc. Cl. A*	74,440	4,587,737
Wabtec Corp.	76,370	7,798,141
Total Producer Durables		163,101,863

TECHNOLOGY (14.5%)
Akamai Technologies, Inc.*	219,590	7,749,331

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Mid Cap Equity Fund

continued

	Shares	Value
Autodesk, Inc.*	226,080	$9,323,539
Cadence Design System, Inc.*	395,030	5,502,768
Citrix Systems, Inc.*	91,040	6,569,447
CommVault Systems, Inc.*	55,490	4,549,070
Crown Castle International Corp.*	91,650	6,382,506
Equinix, Inc.*	21,100	4,564,141
Fortinet, Inc.*	365,640	8,658,355
Intuit, Inc.	116,980	7,679,737
IPG Photonics Corp.	75,190	4,993,368
JDS Uniphase Corp.*	391,880	5,239,436
Linkedin Corp. Cl. A*	60,960	10,732,618
LSI Corp.*	1,149,810	7,795,712
Maxim Integrated Products, Inc.	429,540	14,024,481
NCR Corp.*	286,490	7,895,664
Red Hat, Inc.*	105,940	5,356,326
SBA Communications Corp. Cl. A*	113,860	8,200,197
Solarwinds, Inc.*	77,220	4,563,702
Teradata Corp.*	123,320	7,215,453
Total Technology		136,995,851

UTILITIES (1.1%)
Aqua America, Inc.	98,480	3,096,211
ITC Holdings Corp.	87,000	7,765,620
Total Utilities		10,861,831

TOTAL COMMON STOCKS
(cost $809,415,734)		$933,886,103

SHORT-TERM INVESTMENT (0.8%)
MONEY MARKET MUTUAL FUND (0.8%)
First American Treasury Obligations Fund 0.000%**	7,201,124	7,201,124
TOTAL SHORT-TERM INVESTMENT
(cost $7,201,124)		$7,201,124

TOTAL INVESTMENTS (99.8%)
(cost $816,616,858)		$941,087,227

Shares	Value
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)	$1,468,824

TOTAL NET ASSETS (100.0%)	$942,556,051

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Mangement, Inc.

P / 22

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Small/Mid Cap Equity Fund

Sector Representation as of March 31, 2013 (% of net assets)

COMMON STOCKS (99.2%)
	Shares	Value
CONSUMER DISCRETIONARY (18.2%)
AMC Networks, Inc. Cl. A*	381,580	$24,108,224
Arctic Cat, Inc.*	169,710	7,416,327
Dillard’s, Inc. Cl. A	126,910	9,968,781
Dunkin’ Brands Group, Inc.	343,830	12,680,450
Elizabeth Arden, Inc.*	115,650	4,654,913
Expedia, Inc.	166,530	9,993,465
Foot Locker, Inc.	474,500	16,246,880
Fortune Brands Home & Security, Inc.*	894,980	33,499,101
Guess?, Inc.	355,070	8,816,388
Harman International Industries, Inc.	212,810	9,497,710
Hertz Global Holdings, Inc.*	1,058,030	23,551,748
IMAX Corp.*^	683,360	18,266,213
Krispy Kreme Doughnuts, Inc.*	885,960	12,793,262
La-Z-Boy, Inc.	823,100	15,531,897
Lions Gate Entertainment Corp.*^	560,890	13,332,355
Michael Kors Holdings Ltd.*^	249,780	14,185,006
Mohawk Industries, Inc.*	160,450	18,150,104

	Shares	Value
Nordstrom, Inc.	343,450	$18,968,744
Nu Skin Enterprises, Inc. Cl. A	291,450	12,882,090
Pier 1 Imports, Inc.	634,130	14,584,990
PulteGroup, Inc.*	729,420	14,763,461
SodaStream International Ltd.*^	463,830	23,024,521
Sotheby’s	401,300	15,012,633
The Cheesecake Factory, Inc.	412,210	15,915,428
TripAdvisor, Inc.*	201,560	10,585,931
Under Armour, Inc. Cl. A*	258,320	13,225,984
Total Consumer Discretionary		391,656,606

CONSUMER STAPLES (3.6%)
Church & Dwight Co., Inc.	227,710	14,716,897
Flowers Foods, Inc.	435,540	14,346,688
GNC Holdings, Inc. Cl. A	413,380	16,237,566
Pilgrim’s Pride Corp.*	1,229,650	11,300,484
Safeway, Inc.	351,640	9,265,714
The Hain Celestial Group, Inc.*	187,930	11,478,765
Total Consumer Staples		77,346,114

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Small/Mid Cap Equity Fund

continued

	Shares	Value
ENERGY (7.1%)
Bonanza Creek Energy, Inc.*	438,590	$16,960,275
Carrizo Oil & Gas, Inc.*	910,710	23,468,997
Energy XXI (Bermuda) Ltd.^	97,000	2,640,340
Gulfport Energy Corp.*	464,690	21,296,743
Hornbeck Offshore Services, Inc.*	281,510	13,078,955
Magnum Hunter Resources Corp.*	833,360	3,341,773
Oasis Petroleum, Inc.*	877,110	33,391,578
Oceaneering International, Inc.	382,560	25,405,809
PDC Energy, Inc.*	248,560	12,321,119
Total Energy		151,905,589

FINANCIAL SERVICES (22.0%)
Affiliated Managers Group, Inc.*	139,480	21,419,944
American Campus Communities, Inc.	94,010	4,262,413
Banner Corp.	311,580	9,917,591
Brown & Brown, Inc.	419,690	13,446,868
CBRE Group, Inc. Cl. A*	299,420	7,560,355
CIT Group, Inc.*	360,330	15,667,148
Columbia Banking System, Inc.	759,070	16,684,358
Euronet Worldwide, Inc.*	734,360	19,343,042
Evercore Partners, Inc. Cl. A	638,690	26,569,504
First Republic Bank	298,130	11,513,781
FleetCor Technologies, Inc.*	255,630	19,599,152
Greenhill & Co., Inc.	140,620	7,506,296
Invesco Ltd.^	922,970	26,729,211
Jones Lang LaSalle, Inc.	417,080	41,461,923
LaSalle Hotel Properties	673,840	17,102,059
Ocwen Financial Corp.*	750,400	28,455,168
Pinnacle Financial Partners, Inc.*	568,450	13,278,992
Piper Jaffray Cos.*	216,630	7,430,409
Potlatch Corp.	622,610	28,552,895
Radian Group, Inc.	1,336,230	14,311,023

	Shares	Value
Raymond James Financial, Inc.	718,490	$33,122,389
Ryman Hospitality Properties, Inc.	480,340	21,975,555
Strategic Hotels & Resorts, Inc.*	1,461,930	12,207,115
Texas Capital Bancshares, Inc.*	464,710	18,797,520
Vantiv, Inc. Cl. A*	601,300	14,274,862
Wex, Inc.*	107,310	8,423,835
WisdomTree Investments, Inc.*	1,175,000	12,220,000
Total Financial Services		471,833,408

HEALTH CARE (12.0%)
Actavis, Inc.*	252,840	23,289,092
ARIAD Pharmaceuticals, Inc.*	831,420	15,040,388
BioMarin Pharmaceuticals, Inc.*	139,340	8,675,308
Bio-Reference Labs, Inc.*	316,680	8,227,346
Catamaran Corp.*^	315,580	16,735,207
Cubist Pharmaceuticals, Inc.*	243,820	11,415,653
Davita HealthCare Partners, Inc.*	112,220	13,308,170
Hologic, Inc.*	464,840	10,505,384
Illumina, Inc.*	499,420	26,968,680
Incyte Corp.*	506,940	11,867,465
Medivation, Inc.*	190,190	8,895,186
PerkinElmer, Inc.	428,320	14,408,685
Perrigo Co.	182,880	21,713,343
Prestige Brands Holdings, Inc.*	329,920	8,475,645
Salix Pharmaceuticals Ltd.*	291,210	14,904,128
Seattle Genetics, Inc.*	303,900	10,791,489
Sirona Dental Systems, Inc.*	236,780	17,457,789
The Cooper Cos., Inc.	148,500	16,020,180
Total Health Care		258,699,138

MATERIALS AND PROCESSING (4.8%)
Airgas, Inc.	156,260	15,494,742
Carpenter Technology Corp.	386,480	19,049,599

P / 24

	Shares	Value
Packaging Corp. of America	320,720	$14,390,706
Rock-Tenn Co. Cl. A	117,660	10,917,671
Stillwater Mining Co.*	1,397,680	18,072,002
The Valspar Corp.	278,750	17,352,188
Valmont Industries, Inc.	55,410	8,714,331
Total Materials and Processing		103,991,239

PRODUCER DURABLES (17.0%)
A.O. Smith Corp.	279,970	20,597,393
Air Lease Corp.	450,270	13,201,916
Alaska Air Group, Inc.*	239,000	15,286,440
Allegiant Travel Co.	79,990	7,101,512
Angie’s List, Inc.*	749,440	14,808,935
B/E Aerospace, Inc.*	498,660	30,064,211
Chicago Bridge & Iron Co. N.V.^	217,560	13,510,476
Delta Air Lines, Inc.*	929,770	15,350,503
Genesee & Wyoming, Inc. Cl. A*	210,860	19,633,175
Great Lakes Dredge & Dock Corp.	654,950	4,407,813
Healthcare Services Group, Inc.	528,280	13,539,816
Quanta Services, Inc.*	978,220	27,957,528
Rockwell Automation, Inc.	150,000	12,952,500
Steelcase, Inc. Cl. A	527,120	7,764,478
Stericycle, Inc.*	122,360	12,992,185
Terex Corp.*	586,010	20,170,464
Trimble Navigation Ltd.*	781,150	23,403,254
Triumph Group, Inc.	243,730	19,132,805
United Rentals, Inc.*	795,250	43,714,892
Wabtec Corp.	190,950	19,497,905
WESCO International, Inc.*	129,760	9,421,874
Total Producer Durables		364,510,075

TECHNOLOGY (13.1%)
ACI Worldwide, Inc.*	274,040	13,389,594
Akamai Technologies, Inc.*	483,580	17,065,538
Autodesk, Inc.*	518,860	21,397,787
Avago Technologies Ltd.	169,980	6,105,682

	Shares	Value
Cadence Design Systems, Inc.*	903,720	$12,588,820
Cavium, Inc.*	645,380	25,047,198
CommVault Systems, Inc.*	115,750	9,489,185
Equinix, Inc.*	49,240	10,651,105
Fabrinet*^	549,720	8,031,409
Fortinet, Inc.*	881,270	20,868,474
IPG Photonics Corp.	189,920	12,612,587
Ixia*	704,110	15,236,940
JDS Uniphase Corp.*	563,300	7,531,321
LSI Corp.*	2,999,600	20,337,288
Maxim Integrated Products, Inc.	521,410	17,024,037
NCR Corp.*	712,500	19,636,500
NICE Systems Ltd. - ADR*^	263,500	9,704,705
Red Hat, Inc.*	234,630	11,862,893
SBA Communications Corp. Cl. A*	302,900	21,814,858
Total Technology		280,395,921

UTILITIES (1.4%)
ALLETE, Inc.	308,920	15,143,258
ITC Holdings Corp.	162,775	14,529,297
Total Utilities		29,672,555

TOTAL COMMON STOCKS
(cost $1,849,441,144)		$2,130,010,645

SHORT-TERM INVESTMENT (0.9%)
MONEY MARKET MUTUAL FUND (0.9%)
First American Treasury Obligations Fund 0.000%**	19,235,340	19,235,340
TOTAL SHORT-TERM INVESTMENT
(cost $19,235,340)		$19,235,340

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Small/Mid Cap Equity Fund

continued

Shares	Value
TOTAL INVESTMENTS (100.1%)
(cost $1,868,676,484)	$2,149,245,985

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)	(2,137,611)

TOTAL NET ASSETS (100.0%)	$2,147,108,374

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Russell Global Sectors classification was developed by and/or is the exclusive property of the Russell Investment Group and has been licensed for use by Rainier Investment Mangement, Inc.

P / 26

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Balanced Fund

Investment Allocation as of March 31, 2013 (% of net assets)

COMMON STOCKS (60.0%)
	Shares	Value
CONSUMER DISCRETIONARY (8.4%)
CBS Corp. Cl. B	4,530	$211,506
Comcast Corp. Cl. A	8,580	360,446
Liberty Global, Inc. Cl. A*	1,250	91,750
NIKE, Inc. Cl. B	4,180	246,662
Nordstrom, Inc.	2,930	161,824
priceline.com, Inc.*	260	178,862
Ralph Lauren Corp.	960	162,537
Starwood Hotels & Resorts Worldwide, Inc.	1,660	105,792
Target Corp.	4,400	301,180
The Home Depot, Inc.	4,430	309,125
The Walt Disney Co.	6,460	366,928
Total Consumer Discretionary		2,496,612

CONSUMER STAPLES (7.1%)
Anheuser-Busch InBev N.V. - ADR^	3,460	344,443
Church & Dwight Co., Inc.	3,850	248,825
Costco Wholesale Corp.	2,700	286,497
CVS Caremark Corp.	4,660	256,253
Diageo plc - ADR^	1,940	244,130
Mondelez International, Inc. Cl. A	5,900	180,599
Philip Morris International, Inc.	3,420	317,068
The Estee Lauder Companies, Inc. Cl. A	3,650	233,710
Total Consumer Staples		2,111,525

	Shares	Value
ENERGY (5.3%)
Anadarko Petroleum Corp.	2,880	$251,856
Cameron International Corp.*	2,840	185,168
Chevron Corp.	1,895	225,164
Continental Resources, Inc.*	2,370	206,024
Ensco plc Cl. A^	2,780	166,800
EOG Resources, Inc.	1,540	197,228
Noble Energy, Inc.	1,540	178,116
Schlumberger Ltd.	2,390	178,987
Total Energy		1,589,343

FINANCIALS (9.1%)
American Tower Corp.	3,605	277,297
Citigroup, Inc.	10,570	467,617
IntercontinentalExchange, Inc.*	1,360	221,775
Invesco Ltd.^	7,680	222,413
JPMorgan Chase & Co.	7,095	336,729
Raymond James Financial, Inc.	3,830	176,563
SunTrust Banks, Inc.	4,600	132,526
The Allstate Corp.	1,000	49,070
The Goldman Sachs Group, Inc.	1,810	266,341
The Hartford Financial Services Group, Inc.	7,410	191,178
Wells Fargo & Co.	10,370	383,586
Total Financials		2,725,095

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Balanced Fund

continued

	Shares	Value
HEALTH CARE (5.9%)
Actavis, Inc.*	1,810	$166,719
Allergan, Inc.	2,315	258,424
Celgene Corp.*	2,340	271,229
Express Scripts Holding Co.*	2,400	138,360
Gilead Sciences, Inc.*	7,040	344,467
Intuitive Surgical, Inc.*	270	132,621
Novo Nordisk A/S - ADR^	1,230	198,645
Shire plc - ADR^	1,270	116,027
The Cooper Cos., Inc.	1,270	137,008
Total Health Care		1,763,500

INDUSTRIALS (8.7%)
AMETEK, Inc.	3,495	151,543
B/E Aerospace, Inc.*	2,500	150,725
Cummins, Inc.	2,010	232,778
Eaton Corp. plc^	3,740	229,075
Fortune Brands Home & Security, Inc.*	3,820	142,983
General Electric Co.	18,990	439,049
Hertz Global Holdings, Inc.*	6,970	155,152
Honeywell International, Inc.	3,820	287,837
Precision Castparts Corp.	1,705	323,302
Union Pacific Corp.	2,340	333,239
Verisk Analytics, Inc. Cl. A*	2,520	155,308
Total Industrials		2,600,991

INFORMATION TECHNOLOGY (10.4%)
Accenture plc Cl. A^	3,350	254,500
Apple, Inc.	770	340,825
Citrix Systems, Inc.*	1,720	124,115
eBay, Inc.*	3,350	181,637
EMC Corp.*	9,255	221,102
Google, Inc. Cl. A*	650	516,119
Intuit, Inc.	2,760	181,194
MasterCard, Inc. Cl. A	410	221,863
QUALCOMM, Inc.	3,500	234,325
Red Hat, Inc.*	1,960	99,098
SAP AG - ADR^	2,480	199,739
Teradata Corp.*	2,230	130,477
Trimble Navigation Ltd.*	4,350	130,326
Visa, Inc. Cl. A	1,678	284,992
Total Information Technology		3,120,312

	Shares	Value
MATERIALS (3.9%)
Airgas, Inc.	1,800	$178,488
Ecolab, Inc.	2,550	204,459
Freeport-McMoRan Copper & Gold, Inc.	6,510	215,481
LyondellBasell Industries N.V. Cl. A^	3,770	238,603
Monsanto Co.	3,020	319,003
Total Materials		1,156,034

TELECOMMUNICATIONS (0.6%)
Crown Castle International Corp.*	2,560	178,279
Total Telecommunications		178,279

UTILITIES (0.6%)
ITC Holdings Corp.	2,070	184,768
Total Utilities		184,768

TOTAL COMMON STOCKS
(cost $13,465,094)		$17,926,459

DEBT SECURITIES (37.8%)
	Principal Amount

CORPORATE BONDS (27.5%)

CAPITAL MARKETS (4.4%)
BlackRock, Inc.
5.000%, 12/10/2019	$125,000	148,528
Morgan Stanley
4.750%, 04/01/2014	410,000	423,976
State Street Corp.
2.875%, 03/07/2016	295,000	314,279
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	360,000	420,170
Total Capital Markets		1,306,953

COMMERCIAL BANKS (5.1%)
Comerica, Inc.
3.000%, 09/16/2015	150,000	157,958
Royal Bank of Canada^
2.875%, 04/19/2016	450,000	476,644
Wachovia Corp.:
5.250%, 08/01/2014	65,000	68,793
5.625%, 10/15/2016	385,000	439,751

P / 28

	Principal Amount	Value
Westpac Banking Corp.^
2.000%, 08/14/2017	$375,000	$386,422
Total Commercial Banks		1,529,568

COMMUNICATIONS EQUIPMENT (0.8%)
Cisco Systems, Inc.
4.450%, 01/15/2020	205,000	236,790
Total Communications Equipment		236,790

COMPUTERS & PERIPHERALS (0.8%)
Hewlett-Packard Co.
3.000%, 09/15/2016	220,000	227,901
Total Computers & Peripherals		227,901

CONSUMER FINANCE (4.2%)
American Express Co.:
6.150%, 08/28/2017	210,000	251,450
7.000%, 03/19/2018	190,000	237,508
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	265,000	278,360
Toyota Motor Credit Corp.
3.300%, 01/12/2022	465,000	493,985
Total Consumer Finance		1,261,303

DIVERSIFIED FINANCIAL SERVICES (6.1%)
Bank of America Corp.
5.650%, 05/01/2018	230,000	266,364
Citigroup, Inc.
5.000%, 09/15/2014	460,000	483,184
General Electric Capital Corp.
5.625%, 09/15/2017	415,000	486,858
ORIX Corp.^
4.710%, 04/27/2015	65,000	69,009
The Bear Stearns & Cos., Inc.
5.550%, 01/22/2017	440,000	502,638
Total Diversified Financial Services		1,808,053

FOOD PRODUCTS (0.4%)
Ingredion, Inc.
3.200%, 11/01/2015	120,000	125,976
Total Food Products		125,976

	Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES (0.1%)
Medtronic, Inc.
2.750%, 04/01/2023	$35,000	$34,957
Total Health Care Providers & Services		34,957

INSURANCE (3.0%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	290,000	319,666
2.600%, 11/23/2015	85,000	89,167
MetLife, Inc.
6.750%, 06/01/2016	200,000	235,289
The Travelers Cos., Inc.
5.900%, 06/02/2019	200,000	248,821
Total Insurance		892,943

OIL, GAS & CONSUMABLE FUELS (1.4%)
Petrobras International Finance Co.^
5.375%, 01/27/2021	145,000	157,179
Shell International Financial BV^
4.375%, 03/25/2020	125,000	145,092
Total Capital SA^
4.450%, 06/24/2020	95,000	110,208
Total Oil, Gas & Consumable Fuels		412,479

PHARMACEUTICALS (0.6%)
AstraZeneca plc^
1.950%, 09/18/2019	40,000	40,560
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	70,000	70,583
Sanofi SA^
2.625%, 03/29/2016	75,000	79,014
Total Pharmaceuticals		190,157

REAL ESTATE (0.6%)
Simon Property Group LP
5.875%, 03/01/2017	165,000	191,906
Total Real Estate		191,906

TOTAL CORPORATE BONDS
(cost $7,588,415)		$8,218,986

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Balanced Fund

continued

MORTGAGE PASS-THROUGH SECURITIES (1.0%)
	Principal Amount	Value
Federal National Mortgage Association
Pool #725690,
6.000%, 08/01/2034	$252,792	$284,549
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $252,864)		$284,549

U.S. GOVERNMENT AGENCY (4.9%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	955,801
Federal National Mortgage Association
5.240%, 08/07/2018	500,000	508,749
TOTAL U.S. GOVERNMENT AGENCY
(cost $1,328,331)		$1,464,550

U.S. TREASURY NOTES (4.4%)
0.125%, 12/31/2013	190,000	190,000
0.125%, 12/31/2014	545,000	544,149
0.750%, 12/31/2017	55,000	55,082
1.125%, 12/31/2019	225,000	224,226
2.000%, 02/15/2023	305,000	308,908
TOTAL U.S. TREASURY NOTES
(cost $1,308,557)		$1,322,365

TOTAL DEBT SECURITIES
(cost $10,478,167)		$11,290,450

SHORT-TERM INVESTMENT (0.4%)
	Shares
MONEY MARKET MUTUAL FUND (0.4%)
First American Treasury Obligations Fund 0.000%**	123,183	$123,183
TOTAL SHORT-TERM INVESTMENT
(cost $123,183)		$123,183

TOTAL INVESTMENTS (98.2%)
(cost $24,066,444)		$29,340,092

OTHER ASSETS IN EXCESS OF LIABILITIES (1.8%)		544,191

TOTAL NET ASSETS (100.0%)		$29,884,283

ADR - American Depository Receipt

*Non-income producing security.

**Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

P / 30

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Intermediate Fixed Income Fund

Investment Allocation as of March 31, 2013 (% of net assets)

DEBT SECURITIES (98.6%)
	Principal Amount	Value
CORPORATE BONDS (74.3%)
AEROSPACE & DEFENSE (0.0%)
United Technologies Corp.
1.800%, 06/01/2017	$5,000	$5,163
Total Aerospace & Defense		5,163

BEVERAGES (0.6%)
PepsiCo, Inc.
3.750%, 03/01/2014	635,000	654,260
Total Beverages		654,260

CAPITAL MARKETS (7.5%)
BlackRock, Inc.:
1.375%, 06/01/2015	35,000	35,619
5.000%, 12/10/2019	490,000	582,231
Morgan Stanley
4.750%, 04/01/2014	2,865,000	2,962,662
State Street Corp.
2.875%, 03/07/2016	2,080,000	2,215,934
The Goldman Sachs Group, Inc.:
5.150%, 01/15/2014	65,000	67,289
5.950%, 01/18/2018	1,995,000	2,328,445
Total Capital Markets		8,192,180

COMMERCIAL BANKS (12.1%)
Comerica, Inc.
3.000%, 09/16/2015	945,000	995,134
Credit Suisse First Boston^
5.000%, 05/15/2013	950,000	955,561

	Principal Amount	Value
Royal Bank of Canada^
2.875%, 04/19/2016	$3,280,000	$3,474,206
Wachovia Corp.:
5.250%, 08/01/2014	625,000	661,473
5.625%, 10/15/2016	3,800,000	4,340,406
Westpac Banking Corp.^
2.000%, 08/14/2017	2,740,000	2,823,455
Total Commercial Banks		13,250,235

COMMUNICATIONS EQUIPMENT (1.1%)
Cisco Systems, Inc.
4.450%, 01/15/2020	1,045,000	1,207,053
Total Communications Equipment		1,207,053

COMPUTERS & PERIPHERALS (2.0%)
Hewlett-Packard Co.
3.000%, 09/15/2016	2,101,000	2,176,455
Total Computers & Peripherals		2,176,455

CONSUMER FINANCE (11.1%)
American Express Co.:
6.150%, 08/28/2017	2,775,000	3,322,735
7.000%, 03/19/2018	1,225,000	1,531,303
American Express Credit Corp.
7.300%, 08/20/2013	15,000	15,385
Caterpillar Financial Services Corp.:
6.125%, 02/17/2014	2,140,000	2,247,888
1.650%, 04/01/2014	20,000	20,250

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Intermediate Fixed Income Fund

continued

	Principal Amount	Value
Toyota Motor Credit Corp.:
2.800%, 01/11/2016	$2,175,000	$2,297,153
2.050%, 01/12/2017	65,000	67,301
3.300%, 01/12/2022	2,480,000	2,634,588
Total Consumer Finance		12,136,603

CONTAINERS & PACKAGING (0.6%)
Bemis Co., Inc.
6.800%, 08/01/2019	550,000	666,786
Total Containers & Packaging		666,786

DIVERSIFED FINANCIAL SERVICES (15.1%)
Bank of America Corp.:
4.500%, 04/01/2015	55,000	58,307
5.650%, 05/01/2018	1,485,000	1,719,784
Citigroup, Inc.:
5.000%, 09/15/2014	2,430,000	2,552,469
4.750%, 05/19/2015	1,415,000	1,518,619
General Electric Capital Corp.:
2.900%, 01/09/2017	90,000	95,071
5.625%, 09/15/2017	4,095,000	4,804,054
JPMorgan Chase & Co.:
5.250%, 05/01/2015	25,000	27,114
5.150%, 10/01/2015	60,000	65,728
ORIX Corp.^
4.710%, 04/27/2015	725,000	769,717
The Bear Stearns & Co., Inc.
5.550%, 01/22/2017	4,285,000	4,895,004
Total Diversified Financial Services		16,505,867

FOOD PRODUCTS (1.1%)
Archer-Daniels-Midland Co.
4.479%, 03/01/2021	505,000	575,002
Ingredion, Inc.
3.200%, 11/01/2015	545,000	572,142
Total Food Products		1,147,144

HEALTH CARE PROVIDERS & SERVICES (1.1%)
Medtronic, Inc.
2.750%, 04/01/2023	345,000	344,579
UnitedHealth Group, Inc.:
6.000%, 06/15/2017	15,000	17,852
6.000%, 02/15/2018	650,000	786,770
Total Health Care Providers & Services		1,149,201

	Principal Amount	Value
INSURANCE (6.9%)
ACE INA Holdings, Inc.:
5.600%, 05/15/2015	$1,985,000	$2,188,057
2.600%, 11/23/2015	445,000	466,816
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,555,000	1,561,278
MetLife, Inc.
6.750%, 06/01/2016	1,330,000	1,564,669
The Travelers Cos., Inc.
5.900%, 06/02/2019	1,390,000	1,729,307
Total Insurance		7,510,127

MATERIALS (1.1%)
WMC Financial USA Ltd.^
5.125%, 05/15/2013	1,205,000	1,211,696
Total Materials		1,211,696

MEDIA (0.7%)
Thomson Reuters Corp.^
6.500%, 07/15/2018	635,000	780,791
Total Media		780,791

OIL, GAS & CONSUMABLE FUELS (4.5%)
Petrobras International Finance Co.^
5.375%, 01/27/2021	785,000	850,935
Shell International Financial BV^
4.375%, 03/25/2020	835,000	969,217
Statoil ASA^
3.125%, 08/17/2017	1,985,000	2,154,340
Total Capital SA:^
3.000%, 06/24/2015	5,000	5,259
4.450%, 06/24/2020	835,000	968,666
Total Oil, Gas & Consumable Fuels		4,948,417

PHARMACEUTICALS (2.7%)
AstraZeneca plc^
1.950%, 09/18/2019	290,000	294,060
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/2023	690,000	695,744
Novartis Capital Corp.
4.125%, 02/10/2014	1,290,000	1,329,884
Sanofi SA^
2.625%, 03/29/2016	630,000	663,718
Total Pharmaceuticals		2,983,406

P / 32

	Principal Amount	Value
REAL ESTATE (1.5%)
Simon Property Group LP:
5.750%, 12/01/2015	$25,000	$27,933
5.875%, 03/01/2017	1,400,000	1,628,290
Total Real Estate		1,656,223

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Analog Devices, Inc.
5.000%, 07/01/2014	2,885,000	3,043,196
Total Semiconductors & Semiconductor Equipment		3,043,196

SPECIALTY RETAIL (1.0%)
The Home Depot, Inc.
5.250%, 12/16/2013	1,045,000	1,081,275
Total Specialty Retail		1,081,275

TRANSPORTATION (0.8%)
Burlington Northern Santa Fe LLC
4.100%, 06/01/2021	800,000	886,838
Total Transportation		886,838

TOTAL CORPORATE BONDS
(cost $75,792,246)		$81,192,916

MORTGAGE PASS-THROUGH SECURITIES (1.0%)
Federal Home Loan Mortgage Corp.
Pool #G0-2267, 6.500%, 08/01/2036	71,934	81,806
		81,806
Federal National Mortgage Association
Pool #725690, 6.000%, 08/01/2034	263,194	296,258
Pool #255813, 5.000%, 08/01/2035	200,160	217,384
Pool #735897, 5.500%, 10/01/2035	163,468	179,348
Pool #256022, 5.500%, 12/01/2035	247,308	271,333
		964,323
TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $940,910)		$1,046,129

	Principal Amount	Value
U.S. GOVERNMENT AGENCY (9.3%)
Federal Home Loan Bank
3.625%, 05/29/2013	$385,000	$387,258
5.500%, 08/13/2014	765,000	821,216
5.625%, 06/13/2016	1,550,000	1,795,748
		3,004,222
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	2,700,000	2,735,246
5.250%, 04/18/2016	1,100,000	1,260,733
3.000%, 07/31/2019	450,000	454,036
		4,450,015
Federal National Mortgage Association
4.125%, 04/15/2014	340,000	354,020
4.375%, 10/15/2015	810,000	891,885
2.250%, 03/15/2016	550,000	579,384
5.240%, 08/07/2018	805,000	819,085
		2,644,374
TOTAL U.S. GOVERNMENT AGENCY
(cost $9,590,088)		$10,098,611

U.S. TREASURY NOTES (14.0%)
0.125%, 12/31/2013	2,500,000	2,500,000
0.125%, 12/31/2014	2,045,000	2,041,806
0.250%, 12/15/2015	300,000	299,414
0.750%, 12/31/2017	2,000,000	2,002,970
1.125%, 12/31/2019	4,800,000	4,783,502
2.000%, 02/15/2023	3,590,000	3,635,999
TOTAL U.S. TREASURY NOTES
(cost $15,142,873)		$15,263,691

TOTAL DEBT SECURITIES
(cost $101,466,117)		$107,601,347

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier Intermediate Fixed Income Fund

continued

SHORT-TERM INVESTMENT (0.8%)
	Shares	Value
MONEY MARKET MUTUAL FUND (0.8%)
First American Treasury Obligations Fund 0.000%*	849,992	$849,992
TOTAL SHORT-TERM INVESTMENT
(cost $849,992)		$849,992

TOTAL INVESTMENTS (99.4%)
(cost $102,316,109)		$108,451,339

OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)		698,510

TOTAL NET ASSETS (100.0%)		$109,149,849

*Rate quoted is seven-day yield at period end.

^U.S. Dollar denominated foreign security.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

P / 34

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier High Yield Fund

Sector Representation as of March 31, 2013 (% of net assets)

DEBT SECURITIES (92.8%)
	Principal Amount	Value
CORPORATE BONDS (92.8%)

AUTOMOTIVE (4.4%)
Delphi Corp.
6.125%, 05/15/2021	$250,000	$276,250
Ford Motor Credit Co., LLC
6.625%, 08/15/2017	300,000	350,203
Lear Corp.
8.125%, 03/15/2020	400,000	448,000
Tenneco, Inc.
6.875%, 12/15/2020	240,000	264,900
The Goodyear Tire & Rubber Co.
7.000%, 05/15/2022	500,000	529,375
Total Automotive		1,868,728

BASIC INDUSTRY (9.0%)
Air Lease Corp.
6.125%, 04/01/2017	500,000	543,750
AK Steel Corp.
8.375%, 04/01/2022	100,000	88,750
Cascades, Inc.:^
7.750%, 12/15/2017	200,000	213,500
7.875%, 01/15/2020	250,000	270,000
Domtar Corp.
10.750%, 06/01/2017	300,000	387,291

	Principal Amount	Value
Griffon Corp.
7.125%, 04/01/2018	$700,000	$759,500
Hexion U.S. Finance Corp.
6.625%, 04/15/2020*
(Acquired 01/16/2013, Cost $1,007,464)	1,000,000	1,007,500
Masco Corp.
5.850%, 03/15/2017	285,000	315,262
PetroLogistics LP / PetroLogistics Finance Corp.
6.250%, 04/01/2020*
(Acquired 03/22/2013, Cost $253,745)	250,000	252,813
Total Basic Industry		3,838,366

CAPITAL GOODS (7.9%)
B/E Aerospace, Inc.
5.250%, 04/01/2022	500,000	518,125
Crown Americas LLC / Crown Americas Capital Corp. III
6.250%, 02/01/2021	250,000	274,375
General Cable Corp.
5.750%, 10/01/2022* (Acquired 09/20/2012, Cost $500,000)	500,000	512,500

The accompanying notes are an integral part of these financial statements.

P / 35

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier High Yield Fund

continued

	Principal Amount	Value
Graphic Packaging International, Inc.:
9.500%, 06/15/2017	$100,000	$106,500
7.875%, 10/01/2018	100,000	110,750
Greif, Inc.
7.750%, 08/01/2019	300,000	351,000
Milacron LLC / Milacron Finance Sub LLC
8.375%, 05/15/2019*
(Acquired 04/20/2012, Cost $505,866)	500,000	555,000
Spirit Aerosystems, Inc.
6.750%, 12/15/2020	600,000	643,500
SPX Corp.
6.875%, 09/01/2017	250,000	279,375
Total Capital Goods		3,351,125

CONSUMER CYCLICAL (4.4%)
CKE Restaurants, Inc.
11.375%, 07/15/2018	43,000	50,095
Claire’s Stores, Inc.
6.125%, 03/15/2020*
(Acquired 03/07/2013, Cost $100,000)	100,000	103,000
Levi Strauss & Co.
7.625%, 05/15/2020	600,000	663,000
Sealy Mattress Co.
8.250%, 06/15/2014	300,000	301,503
Serta Simmons Holdings LLC
8.125%, 10/01/2020*
(Acquired 09/19/2012, Cost $250,000)	250,000	260,937
The Gymboree Corp.
9.125%, 12/01/2018	300,000	283,875
Wolverine World Wide, Inc.
6.125%, 10/15/2020*
(Acquired 09/27/2012 and 02/20/2013, Cost $205,022)	200,000	213,250
Total Consumer Cyclical		1,875,660

CONSUMER NON-CYCLICAL (1.6%)
Constellation Brands, Inc.
7.250%, 05/15/2017	300,000	346,687
Jarden Corp.
7.500%, 01/15/2020	100,000	109,375
Spectrum Brands, Inc.
9.500%, 06/15/2018	122,000	138,775

	Principal Amount	Value
The Scotts Miracle-Gro Co.
6.625%, 12/15/2020	$100,000	$109,500
Total Consumer Non-Cyclical		704,337

ENERGY (21.0%)
Access Midstream Partners LP / ACMP Finance Corp.
4.875%, 05/15/2023	250,000	247,188
AmeriGas Finance LLC /AmeriGas Finance Corp.
7.000%, 05/20/2022	1,000,000	1,092,500
Atlas Pipeline Partners LP
6.625%, 10/01/2020* (Acquired 09/25/2012, Cost $100,000)	100,000	104,750
Bill Barrett Corp.
7.625%, 10/01/2019	600,000	640,500
Calumet Specialty Products Partners LP
9.375%, 05/01/2019	900,000	1,012,500
Chesapeake Energy Corp.
6.625%, 08/15/2020	500,000	548,750
Concho Resources, Inc.
5.500%, 10/01/2022	500,000	522,500
El Paso Corp.
7.000%, 06/15/2017	300,000	344,618
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020	500,000	520,000
NRG Energy, Inc.
6.625%, 03/15/2023*
(Acquired 09/10/2012, Cost $250,000)	250,000	266,250
Regency Energy Partners LP
5.500%, 04/15/2023	500,000	537,500
Shelf Drilling Holdings Ltd.^
8.625%, 11/01/2018*
(Acquired 10/10/2012, Cost $1,000,000)	1,000,000	1,065,000
SM Energy Co.
6.500%, 11/15/2021	300,000	329,250
Stone Energy Corp.
8.625%, 02/01/2017	650,000	705,250
Tesoro Corp.
5.375%, 10/01/2022	1,000,000	1,047,500
Total Energy		8,984,056

P / 36

	Principal Amount	Value
FINANCIALS (9.4%)
Aircastle Ltd.^
9.750%, 08/01/2018	$1,050,000	$1,203,562
International Lease Finance Corp.:
6.250%, 05/15/2019	750,000	825,000
8.250%, 12/15/2020	150,000	184,125
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.375%, 04/01/2020*
(Acquired 03/19/2013, Cost $1,012,477)	1,000,000	1,022,500
SLM Corp.
5.500%, 01/25/2023	800,000	795,490
Total Financials		4,030,677

HEALTH CARE (3.2%)
HCA, Inc.:
8.500%, 04/15/2019	300,000	331,875
7.250%, 09/15/2020	300,000	332,625
HealthSouth Corp.
7.750%, 09/15/2022	449,000	490,533
Sky Growth Acquisition Corp.
7.375%, 10/15/2020*
(Acquired 09/18/2012, Cost $100,000)	100,000	106,250
Vanguard Health Holding Co. II LLC
8.000%, 02/01/2018	100,000	106,875
Total Health Care		1,368,158

MEDIA (1.4%)
Cablevision Systems Corp.
8.625%, 09/15/2017	400,000	468,000
CCO Holdings LLC / CCO Holdings Capital Corp.
7.375%, 06/01/2020	100,000	111,375
Total Media		579,375

SERVICES (10.1%)
Cinemark USA, Inc.
8.625%, 06/15/2019	100,000	110,875
Clean Harbors, Inc.:
5.250%, 08/01/2020	100,000	103,750
5.125%, 06/01/2021*
(Acquired 11/28/2012, Cost $100,000)	100,000	102,875

	Principal Amount	Value
DigitalGlobe, Inc.
5.250%, 02/01/2021*
(Acquired 01/25/2013, Cost $500,000)	$500,000	$498,750
Iron Mountain, Inc.
7.750%, 10/01/2019	250,000	279,063
MGM Resorts International
7.750%, 03/15/2022	1,000,000	1,115,000
Scientific Games Corp.:
8.125%, 09/15/2018	100,000	109,750
9.250%, 06/15/2019	269,000	297,581
ServiceMaster Co.
7.000%, 08/15/2020*
(Acquired 08/16/2012, Cost $250,000)	250,000	260,000
The Hertz Corp.
6.750%, 04/15/2019	200,000	219,250
United Rentals North America, Inc.:
9.250%, 12/15/2019	200,000	229,000
8.375%, 09/15/2020	600,000	672,000
West Corp.
8.625%, 10/01/2018	300,000	327,000
Total Services		4,324,894

TECHNOLOGY & ELECTRONICS (5.6%)
Advanced Micro Devices, Inc.
7.750%, 08/01/2020	900,000	832,500
Alliance Data Systems Corp.
6.375%, 04/01/2020*
(Acquired 03/22/2012 and 12/31/2012, Cost $256,911)	250,000	270,625
Amkor Technology, Inc.
6.625%, 06/01/2021	700,000	710,500
Flextronics International Ltd.^
4.625%, 02/15/2020*
(Acquired 02/12/2013, Cost $100,000)	100,000	101,500
Nokia Corp.^
5.375%, 05/15/2019	500,000	478,750
Total Technology & Electronics		2,393,875

TELECOMMUNICATIONS SERVICES (12.8%)
CenturyLink, Inc.
5.625%, 04/01/2020	100,000	102,397

The accompanying notes are an integral part of these financial statements.

P / 37

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier High Yield Fund

continued

	Principal Amount	Value
Clearwire Communications LLC
12.000%, 12/01/2015*
(Acquired 11/19/2009 and 01/26/2012, Cost $491,543)	$500,000	$540,313
Frontier Communications Corp.:
8.250%, 05/01/2014	6,000	6,450
8.500%, 04/15/2020	500,000	568,750
9.250%, 07/01/2021	250,000	288,125
GCI, Inc.
8.625%, 11/15/2019	100,000	106,000
Intelsat Jackson Holdings SA^
7.250%, 10/15/2020	250,000	275,625
Level 3 Communications, Inc.
11.875%, 02/01/2019	350,000	412,125
MetroPCS Wireless, Inc.:
7.875%, 09/01/2018	250,000	274,375
6.250%, 04/01/2021*
(Acquired 03/08/2013, Cost $250,000)	250,000	255,313
Qwest Communications International, Inc.
7.125%, 04/01/2018	250,000	260,937
Sprint Capital Corp.
6.875%, 11/15/2028	550,000	565,125
Sprint Nextel Corp.
11.500%, 11/15/2021	250,000	350,937
Windstream Corp.:
7.875%, 11/01/2017	250,000	286,875
7.500%, 06/01/2022	250,000	268,750
Zayo Group LLC
10.125%, 07/01/2020	750,000	886,875
Total Communication Services		5,448,972

UTILITIES (2.0%)
Plains Exploration & Production Co.
6.750%, 02/01/2022	250,000	279,688
The AES Corp.:
9.750%, 04/15/2016	300,000	359,250
7.375%, 07/01/2021	200,000	233,000
Total Utilities		871,938

	Principal Amount	Value
TOTAL CORPORATE BONDS
(cost $36,544,666)		$39,640,161

TOTAL DEBT SECURITIES
(cost $36,544,666)		$39,640,161

SHORT-TERM INVESTMENT (3.8%)

	Shares
MONEY MARKET MUTUAL FUND (3.8%)
First American Treasury Obligations Fund 0.000%**	1,600,195	1,600,195
TOTAL SHORT-TERM INVESTMENT
(cost $1,600,195)		$1,600,195

TOTAL INVESTMENTS (96.6%)
(cost $38,144,861)		$41,240,356

OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%)		1,460,413

TOTAL NET ASSETS (100.0%)		$42,700,769

*Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2013, the value of these securities totaled $7,499,126 or 17.6% of the Fund’s net assets.

**Rate quoted is seven-day yield period end.

^U.S. Dollar denominated foreign security.

Securities are classified based on the Bank of America Merrill Lynch U.S. High Yield Master II Index.

P / 38

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier International Discovery Fund

Sector Representation as of March 31, 2013 (% of net assets)

COMMON STOCKS (91.8%)
	Shares	Value
AUSTRALIA (1.8%)
carsales.com Ltd.	15,810	$155,219
REA Group Ltd.	7,310	211,290
Total Australia		366,509

AUSTRIA (1.4%)
Andritz AG	2,058	138,529
Schoeller-Bleckman Oilfield Equipment AG	1,460	146,234
Total Austria		284,763

BRAZIL (1.1%)
Qualicorp SA*	11,400	114,465
Valid Solucoes SA	6,150	117,994
Total Brazil		232,459

CAMBODIA (1.1%)
NagaCorp Ltd.	264,000	223,144
Total Cambodia		223,144

CANADA (1.8%)
Dollarama, Inc.	2,970	190,710
Finning International, Inc.	7,260	180,884
Total Canada		371,594

CHINA (1.5%)
AAC Technologies Holdings, Inc.	27,500	132,592
Prince Frog International Holdings Ltd.	320,140	165,337
Total China		297,929

	Shares	Value
DENMARK (5.5%)
Chr. Hansen Holdings A/S	10,792	$400,815
Coloplast A/S Cl. B	5,405	291,245
FLSmidth & Co. A/S	2,120	129,232
Topdanmark A/S*	13,100	314,232
Total Denmark		1,135,524

FRANCE (2.6%)
Eurofins Scientific SA	2,525	530,880
Total France		530,880

GERMANY (7.1%)
Duerr AG	2,070	226,105
Gerresheimer AG	2,920	167,993
Gerry Weber International AG	4,323	189,027
KUKA AG*	3,660	160,046
Sartorius AG	1,320	141,382
Wirecard AG	20,203	559,724
Total Germany		1,444,277

HONG KONG (4.7%)
CIMC Enric Holdings Ltd.	142,000	153,412
Haier Electronics Group Co. Ltd.*	107,000	170,764
Samsonite International SA	58,350	146,430
Techtronic Industries Co.	205,000	501,669
Total Hong Kong		972,275

The accompanying notes are an integral part of these financial statements.

P / 39

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier International Discovery Fund

continued

	Shares	Value
INDONESIA (5.6%)
Bank Tabungan Pensiunan Nasional Tbk PT*	404,830	$220,797
Erajaya Swasembada Tbk PT*	583,000	204,394
Kalbe Farma Tbk PT	1,908,500	243,733
Surya Semesta Internusa Tbk PT	783,000	131,060
Tower Bersama Infrastructure Tbk PT*	275,500	171,737
Wismilak Inti Makmur Tbk PT*	1,590,000	167,153
Total Indonesia		1,138,874

IRELAND (1.8%)
James Hardie Industries plc	13,431	140,894
Paddy Power plc	2,568	231,254
Total Ireland		372,148

ITALY (4.0%)
Banca Generali SpA	12,310	234,333
Prysmian SpA	14,401	297,118
Salvatore Ferragamo Italia SpA	10,090	280,035
Total Italy		811,486

JAPAN (14.4%)
AEON Financial Service Co. Ltd.	4,900	138,996
Anritsu Corp.	19,000	297,882
Bit-isle, Inc.	13,100	182,320
Hino Motors Ltd.	16,000	173,708
Kakaku.com, Inc.	11,400	287,006
MonotaRO Co. Ltd.	5,600	273,939
Park24 Co. Ltd.	16,800	328,907
Pigeon Corp.	5,300	371,671
Ship Healthcare Holdings, Inc.	4,500	159,229
Toyo Engineering Corp.	32,000	140,001
United Arrows Ltd.	12,400	424,407
Yaskawa Electric Corp.	15,600	157,190
Total Japan		2,935,256

	Shares	Value
MEXICO (2.3%)
Alsea S.A.B. De C.V.*	38,080	$109,417
Banregio Grupo Financiero, S.A.B. De C.V.	41,120	214,165
Fibra Uno Administracion SA De C.V.	47,500	156,712
Total Mexico		480,294

NETHERLANDS (1.8%)
Gemalto NV	4,160	363,157
Total Netherlands		363,157

PHILIPPINES (5.2%)
Alliance Global Group, Inc.	345,200	178,976
Manila Water Co., Inc.	239,800	235,570
Puregold Price Club, Inc.	212,200	208,388
Security Bank Corp.	50,410	224,914
Universal Robina Corp.	79,530	219,357
Total Philippines		1,067,205

SINGAPORE (1.0%)
Ezion Holdings Ltd.	122,730	215,858
Total Singapore		215,858

SOUTH KOREA (1.4%)
Koh Young Technology, Inc.	4,080	120,119
Kolao Holdings	5,510	135,859
Youngone Corp.	560	21,414
Total South Korea		277,392

SWEDEN (2.7%)
Elekta AB Cl. B	20,380	309,144
Hexpol AB	4,258	244,793
Total Sweden		553,937

TAIWAN (0.1%)
Hiwin Technologies Corp.	4,000	29,613
Total Taiwan		29,613

THAILAND (4.8%)
Bangkok Dusit Medical Services PCL	68,620	384,144
Hemaraj Land and Development PCL	1,491,100	215,575
Jasmine International PCL	587,300	131,811
Tisco Financial Group PCL	128,200	242,472
Total Thailand		974,002

P / 40

	Shares	Value
TURKEY (0.6%)
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	75,780	$121,110
Total Turkey		121,110

UNITED KINGDOM (17.5%)
Aberdeen Asset Management plc	65,093	425,386
Ashtead Group plc	45,446	406,605
Babcock International Group plc	29,950	495,958
Blinkx plc*	82,130	106,008
Close Brothers Group plc	15,330	245,380
Croda International plc	5,964	249,114
Derwent London plc	3,680	120,590
Diploma plc	14,360	122,298
Filtrona plc	27,610	306,134
Intertek Group plc	2,077	107,324
John Wood Group plc	10,145	134,043
Moneysupermarket.com Group plc	47,510	143,178
Oxford Instruments plc	5,700	143,719
Redrow plc*	47,340	135,819
Savills plc	22,680	187,125
Telecity Group plc	17,698	243,482
Total United Kingdom		3,572,163

TOTAL COMMON STOCKS
(cost $14,507,943)		$18,771,849

PARTICIPATORY NOTES** (3.2%)

INDIA (1.5%)
Bajaj Finance Ltd.	6,345	134,199
Yes Bank Ltd.	21,150	167,104
Total India		301,303

TAIWAN (0.4%)
Hiwin Technologies Corp.	12,490	91,924
Total Taiwan		91,924

	Shares	Value
SOUTH KOREA (1.3%)
Kolao Holdings	5,460	$133,851
Youngone Corp.	3,384	129,148
Total South Korea		262,999

TOTAL PARTICIPATORY NOTES
(cost $544,739)		$656,226

SHORT-TERM INVESTMENT (2.7%)

MONEY MARKET MUTUAL FUND (2.7%)
First American Treasury Obligations Fund 0.000%***	542,437	542,437
TOTAL SHORT-TERM INVESTMENT
(cost $542,437)		$542,437

TOTAL INVESTMENTS (97.7%)
(cost $15,595,119)		$19,970,512

OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)		471,141

TOTAL NET ASSETS (100.0%)		$20,441,653

The accompanying notes are an integral part of these financial statements.

P / 41

SCHEDULES OF INVESTMENTS March 31, 2013

Rainier International Discovery Fund

continued

Country Diversification	Percentage
United Kingdom	17.5%
Japan	14.4%
Germany	7.1%
Indonesia	5.6%
Denmark	5.5%
Philippines	5.2%
Thailand	4.8%
Hong Kong	4.7%
Italy	4.0%
Sweden	2.7%
South Korea	2.7%
France	2.6%
Mexico	2.3%
Ireland	1.8%
Canada	1.8%
Australia	1.8%
Netherlands	1.8%
India	1.5%
China	1.5%
Austria	1.4%
Brazil	1.1%
Cambodia	1.1%
Singapore	1.0%
Turkey	0.6%
Taiwan	0.5%
TOTAL PORTFOLIO	95.0%

SHORT-TERM INVESTMENT AND OTHER ASSETS IN EXCESS OF LIABILITIES	5.0%

TOTAL NET ASSETS	100.0%

*Non-income producing security.

**Participatory notes (“P-notes”) allow an indirect investment in foreign securities without registration in those markets. In addition to normal risks associated with direct investments, P-notes are also subject to counterparty risk. The performance results of P-notes will not exactly replicate the performance of the underlying securities due to transaction costs and other expenses.

***Rate quoted is seven-day yield at period end.

Securities are classified by country of major operations.

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Rainier Investment Management, Inc.

P / 42

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P / 43

Statements of Assets and Liabilities

Rainier Funds

March 31, 2013

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
ASSETS
Investments in securities, at cost (Note 2)	$508,046,721	$816,616,858

Investment in securities, at value (Note 2, 5)	$647,793,977	$941,087,227
Cash	–	45,057
Cash, denominated in foreign currency (cost $3)	–	–
Receivables
Investment securities sold	7,397,407	17,390,289
Dividends and interest	715,555	329,838
Fund shares sold	1,309,016	2,495,077
Due from Adviser	–	47,600
Foreign tax reclaims	19,862	–
Prepaid expenses	47,864	47,782

Total Assets	657,283,681	961,442,870

LIABILITIES
Payables
Investment securities purchased	7,599,768	16,780,607
Fund shares redeemed	1,472,101	900,990
Distributions to shareholders	–	–
Due to Investment Adviser (Note 3)	365,128	671,131
Due to Investment Adviser – offering costs	–	–
Due under Distribution Plan – Original and Class A Shares (Note 8)	53,858	73,561
Accrued expenses	192,500	387,351
Deferred trustees compensation (Note 3)	271,442	73,179

Total Liabilities	9,954,797	18,886,819

Net Assets	$647,328,884	$942,556,051

COMPONENTS OF NET ASSETS
Paid-in capital	$471,321,048	$802,445,208
Accumulated undistributed net investment income (loss)	2,171,330	(1,167,675)
Accumulated undistributed net realized gain (loss) on investments	34,089,250	16,808,149
Net unrealized appreciation (depreciation) on:
Investments	139,747,256	124,470,369
Foreign currency	–	–
Participatory notes	–	–

Net assets	$647,328,884	$942,556,051

Original shares
Net assets applicable to shares outstanding	$188,983,227	$210,177,510
Shares outstanding	6,535,984	4,333,827
Net asset value, offering and redemption price per share	$28.91	$48.50

Institutional shares
Net assets applicable to shares outstanding	$458,345,657	$732,378,541
Shares outstanding	15,707,047	14,831,239
Net asset value, offering and redemption price per share	$29.18	$49.38

Class A shares
Net assets applicable to shares outstanding	–	–
Shares outstanding	–	–
Net asset value and redemption price per share	–	–
Offering price per share	–	–

P / 44

The accompanying notes are an integral part of these financial statements.

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$1,868,676,484	$24,066,444	$102,316,109	$38,144,861	$15,595,119

$2,149,245,985	$29,340,092	$108,451,339	$41,240,356	$19,970,512
105,280	984	8,269	269,300	85,633
–	–	–	–	3

33,045,113	709,285	–	392,895	386,059
717,837	118,655	946,076	819,764	37,431
1,446,899	2,004	4,605	3,158	128,865
–	1,795	19,683	8,112	9,779
–	566	–	–	1,268
69,495	19,638	15,814	20,041	28,589

2,184,630,609	30,193,019	109,445,786	42,753,626	20,648,139

26,425,294	203,329	–	–	171,237
8,160,176	962	155,372	–	–
–	7	634	7,236	–
1,543,452	17,902	46,437	19,843	16,531
–	–	–	–	–
277,463	2,747	9,802	6	12
631,637	19,926	32,698	19,351	18,706
484,213	63,863	50,994	6,421	–

37,522,235	308,736	295,937	52,857	206,486

$2,147,108,374	$29,884,283	$109,149,849	$42,700,769	$20,441,653

$2,102,874,939	$23,157,276	$102,445,935	$39,334,898	$16,560,851
(3,482,270)	(62,241)	(29,234)	13,776	(13,234)
(232,853,796)	1,515,600	597,918	256,600	(481,438)

280,569,501	5,273,648	6,135,230	3,095,495	4,263,906
–	–	–	–	81
–	–	–	–	111,487

$2,147,108,374	$29,884,283	$109,149,849	$42,700,769	$20,441,653

$1,091,500,905	$7,991,629	$109,149,849	$10,792	–
26,926,239	516,054	8,202,203	868	–
$40.54	$15.49	$13.31	$12.43	–

$1,055,607,469	$21,892,654	–	$42,689,977	$20,376,332
25,271,786	1,404,054	–	3,433,664	1,580,194
$41.77	$15.59	–	$12.43	$12.89

–	–	–	–	$65,321
–	–	–	–	5,066
–	–	–	–	$12.89
–	–	–	–	$13.68

P / 45

The accompanying notes are an integral part of these financial statements.

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2013

	LARGE CAP EQUITY FUND	MID CAP EQUITY FUND
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $106,107, $11,051, $21,051, $2,855, $0, $0 and $23,992 respectively	$ 11,796,404	$ 7,930,227
Interest	35	12

Total Income	11,796,439	7,930,239

Expenses
Investment advisory fees (Note 3)	5,537,749	7,485,197
Sub-transfer agent fees	743,747	1,251,996
Distribution fees – Original shares (Note 8)	596,948	544,155
Administration fees* (Note 3)	351,656	415,250
Reports to shareholders	108,490	227,162
Registration expense	77,293	73,912
Trustee fees (Note 3)	69,855	60,347
Compliance fees	33,983	38,541
Audit fees	28,890	34,098
Legal fees	22,865	26,632
Offering costs	–	–
Tax service fees	–	–
Interest expense (Note 2)	–	6,402
Miscellaneous expense	65,705	71,546

Total expenses	7,637,181	10,235,238
Less: fees waived and expenses absorbed (Note 3)	(114,057)	(47,600)

Net expenses	7,523,124	10,187,638

Net investment income (loss)	4,273,315	(2,257,399)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investments	112,043,735	93,474,307
Foreign currency	–	–
Participatory notes	–	–
Net change in unrealized appreciation/depreciation on:
Investments	(72,031,946)	(15,481,897)
Foreign currency	–	–
Participatory notes	–	–

Net realized and unrealized gain on investments	40,011,789	77,992,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,285,104	$75,735,011

*Includes administrator, transfer agent, fund accounting and custody fees.

The accompanying notes are an integral part of these financial statements.

P / 46

SMALL/MID CAP EQUITY FUND	BALANCED FUND	INTERMEDIATE FIXED INCOME FUND	HIGH YIELD FUND	INTERNATIONAL DISCOVERY FUND

$ 17,136,152	$ 339,450	$ –	$ 36,936	$ 194,564
256	471,528	3,640,424	2,669,690	9

17,136,408	810,978	3,640,424	2,706,626	194,573

18,661,598	249,849	539,915	219,308	136,058
1,930,335	16,202	29,581	31	982
2,780,131	24,405	107,983	16	15
1,030,917	25,953	50,761	20,140	43,468
365,790	3,851	2,680	3,825	34,880
79,623	37,462	25,066	44,663	33,976
176,010	6,630	9,995	2,795	587
99,335	1,557	4,664	2,126	547
58,695	10,683	12,864	11,137	20,722
63,746	1,177	3,509	1,285	1,839
–	–	–	–	47,472
–	–	–	–	5,909
1,899	704	–	16	–
183,956	4,246	9,189	4,671	3,110

25,432,035	382,719	796,207	310,013	329,565
–	(22,099)	(202,299)	(50,590)	(159,478)

25,432,035	360,620	593,908	259,423	170,087

(8,295,627)	450,358	3,046,516	2,447,203	24,486

300,996,326	3,905,754	601,048	421,066	(452,742)
–	–	–	–	(13,564)
–	–	–	–	(8,228)

(124,367,084)	(2,514,010)	301,437	1,203,514	4,238,598
–	–	–	–	(4,708)
–	–	–	–	111,902

176,629,242	1,391,744	902,485	1,624,580	3,871,258

$168,333,615	$1,842,102	$3,949,001	$4,071,783	$3,895,744

The accompanying notes are an integral part of these financial statements.

P / 47

Statements of Changes in Net Assets

Rainier Funds

March 31, 2013

	LARGE CAP EQUITY FUND
Fiscal year ending March 31,	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income (loss)	$ 4,273,315	$ 2,165,282
Net realized gain on investments	112,043,735	175,766,537
Net change in unrealized appreciation / depreciation on investments	(72,031,946)	(157,254,322)

Increase in net assets resulting from operations	44,285,104	20,677,497

Distributions to shareholders
From net investment income
Original shares	(603,981)	(1,107,089)
Institutional shares	(3,443,975)	(2,737,512)
From net realized gain on investments sold
Original shares	(3,006,481)	–
Institutional shares	(7,957,414)	–

Decrease in net assets from distributions	(15,011,851)	(3,844,601)

Capital share transactions
Proceeds from shares sold
Original shares	24,279,133	52,958,566
Institutional shares	93,964,774	168,438,776
Proceeds from shares reinvested
Original shares	3,163,071	1,014,496
Institutional shares	11,310,361	2,679,196
Cost of shares redeemed
Original shares	(187,191,225)	(245,779,476)
Institutional shares	(238,857,288)	(446,575,719)

Net (decrease) from capital share transactions	(293,331,174)	(467,264,161)

Net increase (decrease) in net assets	(264,057,921)	(450,431,265)

NET ASSETS
Beginning of Year	911,386,805	1,361,818,070

End of Year	$ 647,328,884	$ 911,386,805

Accumulated undistributed net investment income (loss)	$ 2,171,330	$ 1,945,971

Original shares
Shares sold	911,321	2,143,098
Shares issued on reinvestment of distributions	119,226	44,032
Shares redeemed	(7,071,600)	(10,035,405)

Net decrease in shares outstanding	(6,041,053)	(7,848,275)

Institutional shares
Shares sold	3,507,701	6,706,468
Shares issued on reinvestment of distributions	422,817	115,185
Shares redeemed	(8,790,482)	(17,067,139)

Net increase (decrease) in shares outstanding	(4,859,964)	(10,245,486)

The accompanying notes are an integral part of these financial statements.

P / 48

MID CAP EQUITY FUND		SMALL/MID CAP EQUITY FUND		BALANCED FUND
2013	2012	2013	2012	2013	2012

$(2,257,399)	$(4,187,335)	$(8,295,627)	$(16,793,900)	$450,358	$683,223
93,474,307	137,195,115	300,996,326	548,506,176	3,905,754	5,919,198

(15,481,897)	(103,130,315)	(124,367,084)	(475,906,905)	(2,514,010)	(5,290,836)

75,735,011	29,877,465	168,333,615	55,805,371	1,842,102	1,311,585

–	–	–	–	(128,410)	(353,073)
–	–	–	–	(403,985)	(409,552)

–	–	–	–	(900,207)	–
–	–	–	–	(2,008,581)	–

–	–	–	–	(3,441,183)	(762,625)

44,174,531	86,625,330	139,868,125	205,651,563	217,032	2,005,272
226,123,474	410,603,146	150,993,847	251,395,066	1,282,944	2,452,981

–	–	–	–	1,028,169	349,885
–	–	–	–	2,412,608	409,552

(123,134,496)	(276,313,338)	(437,759,013)	(700,353,587)	(3,693,599)	(30,775,958)
(229,402,726)	(235,846,826)	(468,515,528)	(445,105,046)	(12,689,002)	(3,903,303)

(82,239,217)	(14,931,688)	(615,412,569)	(688,412,004)	(11,441,848)	(29,461,571)

(6,504,206)	14,945,777	(447,078,954)	(632,606,633)	(13,040,929)	(28,912,611)

949,060,257	934,114,480	2,594,187,328	3,226,793,961	42,925,212	71,837,823

$942,556,051	$949,060,257	$2,147,108,374	$2,594,187,328	$29,884,283	$42,925,212

$(1,167,675)	$(1,009,111)	$(3,482,270)	$(1,793,600)	$(62,241)	$(19,690)

1,024,000	2,098,196	3,897,875	6,158,408	13,810	130,183
–	–	–	–	69,702	23,187
(2,887,771)	(6,643,270)	(12,276,125)	(20,834,332)	(236,117)	(1,996,997)

(1,863,771)	(4,545,074)	(8,378,250)	(14,675,924)	(152,605)	(1,843,627)

5,292,228	9,854,328	4,096,298	7,333,031	81,040	157,091
–	–	–	–	161,966	26,700
(5,300,310)	(5,647,479)	(12,871,730)	(12,838,409)	(784,866)	(254,657)

(8,082)	4,206,849	(8,775,432)	(5,505,378)	(541,860)	(70,866)

P / 49

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Rainier Funds

March 31, 2013

	INTERMEDIATE FIXED INCOME FUND
Fiscal year ending March 31,	2013	2012
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$3,046,516	$3,559,604
Net realized gain (loss) on investments, foreign currency and participatory notes	601,048	1,432,732
Net change in unrealized appreciation / depreciation on investments, foreign currency and participatory notes	301,437	1,332,639

Increase in net assets resulting from operations	3,949,001	6,324,975

Distributions to shareholders
From net investment income
Original shares	(3,037,552)	(3,622,444)
Institutional shares	–	–
Class A shares	–	–
From net realized gain on investments sold
Original shares	(665,429)	(918,672)
Institutional shares	–	–
Class A shares	–	–

Decrease in net assets from distributions	(3,702,981)	(4,541,116)

Capital share transactions
Proceeds from shares sold
Original shares	16,146,892	24,454,177
Institutional shares	–	–
Class A shares	–	–
Proceeds from shares reinvested
Original shares	3,677,046	4,522,025
Institutional shares	–	–
Class A shares	–	–
Cost of shares redeemed
Original shares	(19,919,284)	(32,337,698)
Institutional shares	–	–
Class A shares	–	–

Net increase (decrease) from capital share transactions	(95,346)	(3,361,496)

Net increase (decrease) in net assets	150,674	(1,577,637)
NET ASSETS
Beginning of Year	108,999,175	110,576,812

End of Year	$109,149,849	$108,999,175

Accumulated undistributed net investment income (loss)	$(29,234)	$(39,898)

Original shares
Shares sold	1,208,048	1,851,526
Shares issued on reinvestment of distributions	275,397	342,478
Shares redeemed	(1,491,197)	(2,447,097)

Net increase (decrease) in shares outstanding	(7,752)	(253,093)

Institutional shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	–

Class A shares
Shares sold	–	–
Shares issued on reinvestment of distributions	–	–
Shares redeemed	–	–

Net increase in shares outstanding	–	–

The accompanying notes are an integral part of these financial statements.

P / 50

HIGH YIELD FUND		INTERNATIONAL DISCOVERY FUND
2013	2012	2013	2012

$2,447,203	$1,509,202	$24,486	$300
421,066	585,887	(474,534)	(4,122)
1,203,514	202,351	4,345,792	29,683

4,071,783	2,297,440	3,895,744	25,861

(397)	–	–	–
(2,432,767)	(1,509,282)	(40,777)	–
–	–	(25)	–

(162)	–	–	–
(638,222)	(156,783)	–	–
–	–	–	–

(3,071,548)	(1,666,065)	(40,802)	–

10,132	–	–	–
4,523,028	24,029,701	5,420,651	11,082,000
–	–	73,000	–

559	–	–	–
2,922,829	1,573,410	39,992	–
–	–	25	–

–	–	–	–
(3,547,142)	(4,456,469)	(44,818)	–
–	–	(10,000)	–

3,909,406	21,146,642	5,478,850	11,082,000

4,909,641	21,778,017	9,333,792	11,107,861

37,791,128	16,013,111	11,107,861	–

$42,700,769	$37,791,128	$20,441,653	$11,107,861

$13,776	$20	$(13,234)	$329

823	–	–	–
45	–	–	–
–	–	–	–

868	–	–	–

364,752	2,024,075	472,351	1,108,200
237,607	132,078	3,561	–
(285,939)	(366,654)	(3,918)	–

316,420	1,789,499	471,994	1,108,200

–	–	5,948	–
–	–	2	–
–	–	(884)	–

–	–	5,066	–

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY FUND – ORIGINAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$27.33	$26.44	$22.69	$16.21	$27.27

Income (loss) from investment operations:
Net investment income	0.09 *	0.01 *	0.03 *	0.09	0.09

Net realized and unrealized gain/ (loss) on investments	2.01	0.95	3.82	6.49	(11.05)

Total from investment operations	2.10	0.96	3.85	6.58	(10.96)

Less distributions:
From net investment income	(0.09)	(0.07)	(0.10)	(0.10)	(0.02)

From net realized gains	(0.43)	–	–	–	(0.08)

Total distributions	(0.52)	(0.07)	(0.10)	(0.10)	(0.10)

Net asset value, end of year	$28.91	$27.33	$26.44	$22.69	$16.21

Total return	7.82%	3.67%	16.98%	40.60%	(40.22%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$189.0	$343.7	$540.1	$699.6	$597.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.20%	1.17%	1.15%	1.12%	1.07%

After fees waived and expenses absorbed	1.18%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.35%	0.02%	0.12%	0.36%	0.55%

Portfolio turnover rate**	84.93%	85.70%	74.09%	100.19%	108.26%

* Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 52

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY FUND – ORIGINAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$44.62	$43.42	$33.43	$22.42	$39.43

Income (loss) from investment operations:
Net investment loss	(0.20)*	(0.13)*	(0.21)	(0.12)*	–

Net realized and unrealized gain/(loss) on investments	4.08	1.33	10.20	11.13	(17.01)

Total from investment operations	3.88	1.20	9.99	11.01	(17.01)

Less distributions:
From net investment income	–	–	–	(0.00)**	–

From net realized gains	–	–	–	–	(0.00)**

Total distributions	–	–	–	(0.00)**	(0.00)**

Net asset value, end of year	$48.50	$44.62	$43.42	$33.43	$22.42

Total return	8.70%	2.76%	29.88%	49.13%	(43.13%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$210.2	$276.6	$466.5	$386.2	$299.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.35%	1.31%	1.30%	1.29%	1.22%

After fees waived and expenses absorbed	1.35%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.47%)	(0.65%)	(0.59%)	(0.43%)	(0.05%)

Portfolio turnover rate***	131.10%	127.86%	110.64%	144.92%	138.59%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 53

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY FUND – ORIGINAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$36.91	$35.65	$27.60	$18.67	$33.91

Income (loss) from investment operations:
Net investment loss	(0.19)*	(0.25)*+	(0.23)	(0.12)*	(0.08)

Net realized and unrealized gain/(loss) on investments	3.82	1.51	8.28	9.05	(15.16)

Total from investment operations	3.63	1.26	8.05	8.93	(15.24)

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	–	–	–	–	(0.00)**

Total distributions	–	–	–	–	(0.00)**

Net asset value, end of year	$40.54	$36.91	$35.65	$27.60	$18.67

Total return	9.83%	3.53%	29.17%	47.83%	(44.93%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$1,091.5	$1,302.9	$1,781.6	$1,880.7	$1,492.0

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.29%	1.26%	1.24%	1.21%	1.16%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.52%)	(0.74%)	(0.65%)	(0.52%)	(0.29%)

Portfolio turnover rate***	121.29%	110.71%	112.96%	127.18%	126.86%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net investment loss per share is calculated using ending balances prior to consideration for adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 54

Rainier Funds

For a capital share outstanding throughout the year

BALANCED FUND – ORIGINAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$16.35	$15.82	$14.22	$11.24	$16.18

Income (loss) from investment operations:
Net investment income	0.17 *	0.17 *	0.16	0.20	0.26

Net realized and unrealized gain/ (loss) on investments	0.76	0.53	1.60	2.97	(4.64)

Total from investment operations	0.93	0.70	1.76	3.17	(4.38)

Less distributions:
From net investment income	(0.22)	(0.17)	(0.16)	(0.19)	(0.26)

From net realized gains	(1.57)	–	–	–	(0.30)

Total distributions	(1.79)	(0.17)	(0.16)	(0.19)	(0.56)

Net asset value, end of year	$15.49	$16.35	$15.82	$14.22	$11.24

Total return	6.59%	4.22%	12.52%	28.35%	(27.35%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$8.0	$10.9	$39.7	$51.1	$41.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.16%	1.16%	1.12%	1.03%

After fees waived and expenses absorbed	1.19%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.09%	0.98%	1.13%	1.50%	1.85%

Portfolio turnover rate**	67.14%	77.20%	69.29%	84.74%	84.85%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 55

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME FUND – ORIGINAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.28	$13.07	$13.03	$12.33	$12.71

Income (loss) from investment operations:
Net investment income	0.38	0.42	0.45	0.49	0.51

Net realized and unrealized gain/(loss) on investments	0.11	0.33	0.15	0.70	(0.38)

Total from investment operations	0.49	0.75	0.60	1.19	0.13

Less distributions:
From net investment income	(0.38)	(0.43)	(0.45)	(0.49)	(0.51)

From net realized gains	(0.08)	(0.11)	(0.11)	–	–

Total distributions	(0.46)	(0.54)	(0.56)	(0.49)	(0.51)

Net asset value, end of year	$13.31	$13.28	$13.07	$13.03	$12.33

Total return	3.73%	5.83%	4.62%	9.75%	1.11%

Ratios/supplemental data:
Net assets, end of year (in millions)	$109.1	$109.0	$110.6	$130.7	$110.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.74%	0.72%	0.71%	0.70%	0.67%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	2.82%	3.14%	3.36%	3.80%	4.12%

Portfolio turnover rate*	30.63%	32.65%	40.18%	44.49%	19.84%

*Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 56

Rainier Funds

For a capital share outstanding throughout the period

HIGH YIELD FUND – ORIGINAL SHARES

	July 31, 2012* through Mar. 31, 2013

Net asset value, beginning of year	$12.26

Income (loss) from investment operations:
Net investment income	0.49	**

Net realized and unrealized gain on investments	0.35

Total from investment operations	0.84

Less distributions:
From net investment income	(0.48)

From net realized gains	(0.19)

Total distributions	(0.67)

Net asset value, end of year	$12.43

Total return	7.01	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$0.0

Ratio of expenses to average net assets:

Before fees waived and expenses absorbed	1.03	%‡

After fees waived and expenses absorbed	0.90	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	5.90	%‡

Portfolio turnover rate***	32.74%

†Not annualized.

‡Annualized.

* Commencement of operations.

** Computed using the average shares method.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 57

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$27.60	$26.67	$22.85	$16.29	$27.42

Income (loss) from investment operations:
Net investment income	0.18 *	0.07 *	0.09 *	0.13 *	0.12

Net realized and unrealized gain/ (loss) on investments	2.01	0.95	3.85	6.54	(11.10)

Total from investment operations	2.19	1.02	3.94	6.67	(10.98)

Less distributions:
From net investment income	(0.18)	(0.09)	(0.12)	(0.11)	(0.07)

From net realized gains	(0.43)	–	–	–	(0.08)

Total distributions	(0.61)	(0.09)	(0.12)	(0.11)	(0.15)

Net asset value, end of year	$29.18	$27.60	$26.67	$22.85	$16.29

Total return	8.13%	3.91%	17.31%	40.93%	(40.09%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$458.3	$567.7	$821.7	$848.6	$532.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.94%	0.92%	0.90%	0.88%	0.82%

After fees waived and expenses absorbed	0.92%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.67%	0.28%	0.37%	0.62%	0.80%

Portfolio turnover rate**	84.93%	85.70%	74.09%	100.19%	108.26%

* Computed using the average shares method.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 58

Rainier Funds

For a capital share outstanding throughout the year

MID CAP EQUITY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$45.32	$43.98	$33.78	$22.61	$39.67

Income (loss) from investment operations:
Net investment income (loss)	(0.08)*	(0.01)*	(0.11)	(0.03)	0.06

Net realized and unrealized gain/(loss) on investments	4.14	1.35	10.31	11.22	(17.12)

Total from investment operations	4.06	1.34	10.20	11.19	(17.06)

Less distributions:
From net investment income	–	–	–	(0.02)	–

From net realized gains	–	–	–	–	(0.00)**

Total distributions	–	–	–	(0.02)	(0.00)**

Net asset value, end of year	$49.38	$45.32	$43.98	$33.78	$22.61

Total return	8.96%	3.05%	30.20%	49.50%	(43.00%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$732.4	$672.5	$467.7	$312.4	$183.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.10%	1.06%	1.05%	1.04%	0.97%

After fees waived and expenses absorbed	1.09%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.19%)	(0.35%)	(0.34%)	(0.14%)	0.20%

Portfolio turnover rate***	131.10%	127.86%	110.64%	144.92%	138.59%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

***Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 59

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$37.93	$36.54	$28.22	$19.05	$34.50

Income (loss) from investment operations:
Net investment loss	(0.09)*	(0.16)*+	(0.13)	(0.06)*	(0.01)

Net realized and unrealized gain/(loss) on investments	3.93	1.55	8.45	9.23	(15.44)

Total from investment operations	3.84	1.39	8.32	9.17	(15.45)

Less distributions:
From net investment income	–	–	–	–	–

From net realized gains	–	–	–	–	(0.00)**

Total distributions	–	–	–	–	(0.00)**

Net asset value, end of year	$41.77	$37.93	$36.54	$28.22	$19.05

Total return	10.12%	3.80%	29.48%	48.14%	(44.77%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$1,055.6	$1,291.3	$1,445.2	$1,428.1	$999.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.02%	1.01%	0.99%	0.96%	0.91%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	(0.23%)	(0.47%)	(0.39%)	(0.26%)	(0.04%)

Portfolio turnover rate***	121.29%	110.71%	112.96%	127.18%	126.86%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

+Net Investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

P / 60

Rainier Funds

For a capital share outstanding throughout the year

BALANCED FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$16.44	$15.91	$14.30	$11.30	$16.27

Income (loss) from investment operations:
Net investment income	0.21 *	0.21	0.20	0.23	0.30

Net realized and unrealized gain/(loss) on investments	0.77	0.53	1.61	2.99	(4.67)

Total from investment operations	0.98	0.74	1.81	3.22	(4.37)

Less distributions:
From net investment income	(0.26)	(0.21)	(0.20)	(0.22)	(0.30)

From net realized gains	(1.57)	–	–	–	(0.30)

Total distributions	(1.83)	(0.21)	(0.20)	(0.22)	(0.60)

Net asset value, end of year	$15.59	$16.44	$15.91	$14.30	$11.30

Total return	6.76%	4.63%	12.81%	28.68%	(27.20%)

Ratios/supplemental data:
Net assets, end of year (in millions)	$21.9	$32.0	$32.1	$30.3	$23.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.00%	0.91%	0.91%	0.87%	0.78%
After fees waived and expenses absorbed	0.94%	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	1.32%	1.23%	1.38%	1.75%	2.10%

Portfolio turnover rate**	67.14%	77.20%	69.29%	84.74%	84.85%

*Computed using the average shares method.

**Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 61

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

HIGH YIELD FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31,
	2013	2012	2011	2010

Net asset value, beginning of year	$12.12	$12.06	$11.84	$10.00

Income (loss) from investment operations:
Net investment income	0.76	0.78	0.87	0.90

Net realized and unrealized gain on investments	0.50	0.12	0.63	1.91

Total from investment operations	1.26	0.90	1.50	2.81

Less distributions:
From net investment income	(0.75)	(0.78)	(0.87)	(0.89)

From net realized gains	(0.20)	(0.06)	(0.41)	(0.08)

Total distributions	(0.95)	(0.84)	(1.28)	(0.97)

Net asset value, end of year	$12.43	$12.12	$12.06	$11.84

Total return	10.74%	7.81%	13.21%	28.86%

Ratios/supplemental data:
Net assets, end of year (in millions)	$42.7	$37.8	$16.0	$12.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.78%	0.73%	0.77%	0.95%

After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	6.14%	6.55%	7.20%	8.22%

Portfolio turnover rate*	32.74%	42.05%	26.16%	67.89%

* Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 62

Rainier Funds

For a capital share outstanding throughout the year

INTERNATIONAL DISCOVERY FUND – INSTITUTIONAL SHARES

	Fiscal year ending March 31, 2013	March 28, 2012* through Mar. 31, 2012

Net asset value, beginning of year	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.00	**

Net realized and unrealized gain on investments	2.88	0.02

Total from investment operations	2.90	0.02

Less distributions:
From net investment income	(0.03)	–

From net realized gains	–	–

Total distributions	(0.03)	–

Net asset value, end of year	$12.89	$10.02

Total return	29.00%	0.20	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$20.4	$11.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.42%	2.12	%‡

After fees waived and expenses absorbed	1.25%	1.25	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.18%	0.33	%‡

Portfolio turnover rate***	78.16%	0.23	%†

†Not annualized.

‡Annualized.

* Commencement of operations.

**Less than $0.01 per share.

*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 63

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

INTERNATIONAL DISCOVERY FUND – CLASS A SHARES

	November 30, 2012* through Mar. 31, 2013

Net asset value, beginning of year	$11.21

Income (loss) from investment operations:
Net investment income	0.04	**

Net realized and unrealized gain on investments	1.67

Total from investment operations	1.71

Less distributions:
From net investment income	(0.03)

From net realized gains	–

Total distributions	(0.03)

Net asset value, end of year	$12.89

Total return	15.28	%†

Ratios/supplemental data:
Net assets, end of year (in millions)	$0.1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.78	%+

After fees waived and expenses absorbed	1.50	%‡

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.89	%‡

Portfolio turnover rate***	78.16%

† Not annualized.

+ Annualized, except one-time offering costs.

‡ Annualized.

* Commencement of operations.

** Computed using the average shares method.

*** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

P / 64

Notes to Financial Statements

Rainier Funds

March 31, 2013

NOTE 1. ORGANIZATION

The Rainier Investment Management Mutual Funds (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of seven separate series: Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund and International Discovery Fund (each a “Fund”).

The Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund and International Discovery Fund seek to maximize long-term capital appreciation. The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Fund seeks to provide investors with current income. The High Yield Fund seeks to earn a high level of current income; capital appreciation is a secondary objective.

Each Fund (except the Intermediate Fixed Income Fund) offers two classes of shares. The International Discovery Fund offers Class A Shares and Institutional Shares; the other multi-class Funds offer Original Shares and Institutional Shares. Each class of shares represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them and the Class A shares may be subject to a sales charge. The Class A Shares and Original Shares are subject to an annual distribution fee as described in Note 8. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Investment Adviser’s Pricing Committee (the “Pricing Committee”) pursuant to the Trust’s Security Valuation Policy. When market quotations are not available, deemed not suitable or a significant event has occurred, securities shall be fair valued by the Pricing Committee in accordance with the Security Valuation Policy. Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant

P / 65

Notes to Financial Statements

Rainier Funds

March 31, 2013

event is determined by the Pricing Committee and is defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, catastrophic news such as an earthquake or flood, or other news that would materially impact the price of a security. No one may change or authorize a change in a security price or otherwise deviate from the Security Valuation Policy without first obtaining approval from the Pricing Committee. The Board’s Fair Value Committee monitors and reviews the pricing methodologies utilized by the Pricing Committee when establishing fair values for securities and makes determinations as to whether or not the procedures were followed and the methodologies were reasonable.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds normally price their securities as follows: all equity securities that are traded on a national securities exchange (including exchange-traded fund shares) are valued at the last reported sale price on the exchange where it is primarily traded. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and ask prices will be used. A security listed on a foreign exchange is generally valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. Participatory notes are valued at the price of the underlying security or based on an evaluated price provided by a pricing service. The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held in the Funds. In certain circumstances, such as when a significant event occurs so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Trustees.

Prices for debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the Security Valuation Policy. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

As of March 31, 2013, there were no securities held in the Funds that required fair valuation by the Pricing Committee in accordance with the Security Valuation Policy. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded as of trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond

P / 66

discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense for penalties in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2013, open tax years subject to examination included the tax years ended March 31, 2010, through 2012.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Foreign Currency Translation. Values of investments, receivables and payables denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.

The portion of security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The Funds bear the risk of changes in foreign currency exchange rates and the impact on the value of assets and liabilities denominated in foreign currency. The Funds also bear the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

G) Accounting for Derivatives. The Funds are required to disclose additional information regarding use of derivatives. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and

P / 67

Notes to Financial Statements

Rainier Funds

March 31, 2013

that the insolvency of the counterparty to a derivative instrument could cause a Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived there from. The International Discovery Fund uses participatory notes to allow for indirect investment in foreign securities without registration in those markets. The average market value of participatory notes during the year ended March 31, 2013 was $580,028. See Note 6.

H) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

I) Line of Credit. During the year ended March 31, 2013, the Trust held a $200 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the bank’s prime rate. At March 31, 2013, none of the Funds had a balance outstanding under the line of credit. During the year ended March 31, 2013, the Mid Cap Equity Fund borrowed three times under the line of credit with a maximum duration of four days, maximum balance of $26.3 million, and paid $6,402 of interest expense. The Small/Mid Cap Equity Fund borrowed one time for a duration of one day, a balance of $21.0 million, and paid $1,899 of interest expense. The Balanced Fund borrowed four times for a maximum duration of four days, maximum balance of $1.9 million, and paid $704 of interest expense. The High Yield Fund borrowed one time for a duration of five days, maximum balance of $70,000, and paid $16 of interest expense. The Large Cap Equity Fund, Intermediate Fixed Income Fund, and International Discovery Fund did not borrow under the line of credit during the year ended March 31, 2013.

NOTE 3. COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Adviser”). Under the terms of the agreement, the Funds will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Fund	0.70%
Mid Cap Equity Fund	0.85%
Small/Mid Cap Equity Fund	0.85%
Balanced Fund	0.70%
Intermediate Fixed Income Fund	0.50%
High Yield Fund	0.55%
International Discovery Fund	1.00%

B) Fee Waivers and Expense Caps

Fee Waiver: Effective January 1, 2013, the Investment Adviser has contractually agreed to waive fees and/or reimburse operating expenses for the Large Cap Equity Fund such that the annual rate of ordinary operating expenses is reduced by 0.05% through July 31, 2014.

Effective January 1, 2013, the Investment Adviser has voluntarily undertaken to limit the sub-transfer agency expenses to no more than 0.10% of the average daily net assets of the Institutional Shares and 0.15% of the

P / 68

average daily net assets of the Original Shares of each Fund.

Expense Cap: Although not required to do so, the Investment Adviser has contractually agreed to waive fees and/or reimburse each Fund to the extent necessary to maintain the ratio of ordinary operating expenses to average daily net assets, excluding acquired fund fees and expenses, (indirect expenses resulting from investment in other investment companies) interest, taxes, brokerage commissions, extraordinary expenses and sales charges (Note 8) for each share class such that it will not exceed the level set forth below:

Fund Name	Class O	Class A	Class I
Large Cap Equity	1.29%	N/A	1.04%
Mid Cap Equity	1.35%	N/A	1.10%
Small/Mid Cap Equity	1.48%	N/A	1.23%
Balanced	1.19%	N/A	0.94%
Intermediate Fixed Income	0.55%	N/A	N/A
High Yield	0.90%	N/A	0.65%
International Discovery	N/A	1.50%	1.25%

The Investment Adviser has contractually agreed to waive/reimburse expenses through July 31 2013, except for Class O and Class I of the Large Cap Equity Fund and Class A shares of the International Discovery Fund, for which the obligation extends to July 31, 2014. The Trust may terminate the contract with respect to one or more of the Funds and one or more share classes at any time. The contract also terminates in the event that the Management Agreement between the Trust and Investment Adviser is terminated.

Expenses reimbursed by the Investment Adviser may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement. At March 31, 2013, the amounts available for recoupment that have been paid and/or waived by the Investment Adviser on behalf of the Funds are as follows:

Intermediate Fixed Income	$579,683
High Yield	$85,859
International Discovery	$160,260
Balanced	$22,099
Mid Cap	$5,790

The Investment Adviser may recapture a portion of the following amounts no later than March 31 of the years stated below:

	Intermediate Fixed Income	High Yield	International Discovery	Balanced	Mid Cap
2014	$189,575	$17,118
2015	$187,809	$18,151	$782
2016	$202,299	$50,590	$159,478	$22,099	$5,790

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Notes to Financial Statements

Rainier Funds

March 31, 2013

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“Fund Services”), and U.S. Bank, N.A. Fund Services serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The International Discovery Fund also pays global custody fees based upon assets and the number of transactions in each country that the Fund invests.

The Trust will be subject to an annual minimum fee of $650,000. The Funds currently are also subject to a $25,000 per Fund annual minimum except the International Discovery Fund, which was not subject to this minimum until March 31, 2013. Fund Services has agreed to waive a portion of the annual fee through July 31, 2014 for the Large Cap Equity Fund in the amount of 0.02% of average daily net assets.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Adviser and are not compensated by the Trust for their services to the Trust. Independent Trustees are compensated by the Trust at the total rate of $54,000 per year plus $5,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each Independent Trustee is $74,000 before travel expenses.)

On December 10, 1998, the Trust approved a Deferred Compensation Plan for Independent Trustees (the “Compensation Plan”), allowing the Trustees to receive payment in cash or elect to defer payment from the Trust. The Compensation Plan provides for the creation of a recordkeeping account for each Trustee. Each Trustee that elects to defer payment designates an allocation of the deferred payments among the Funds. This account accumulates the deferred fees earned and is regularly adjusted to reflect a value of the investment elections. The Funds recognize the deferred compensation and the change in the value of the recordkeeping accounts as Trustee expense.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales proceeds, other than short-term obligations and U.S. government securities, for the period ended March 31, 2013, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$640,930,134	$1,063,985,657
Mid Cap Equity	$1,150,776,374	$1,231,397,338
Small/Mid Cap Equity	$2,669,254,887	$3,308,653,073
Balanced	$21,087,926	$33,969,610
Intermediate Fixed Income	$11,452,151	$13,699,949
High Yield	$13,191,793	$12,142,107
International Discovery Fund	$15,565,622	$10,333,544

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The Balanced Fund and Intermediate Fixed Income Fund purchased $2,407,001 and $20,139,877 and sold $4,911,794 and $19,756,361, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, High Yield Fund and International Discovery Fund.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRS, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers and, (ii) for Level 3 fair value measurements, (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The Funds have disclosed the applicable requirements of this accounting standard.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical securities;

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, current yields, credit quality, prepayment speeds for mortgage-related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, changes in benchmark securities indices and interest rates); and

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

Equity securities that are traded on national securities exchanges are valued at the last reported sales price on the exchange where it is primarily traded. To the extent these securities have market quotes from active markets, they are classified as Level 1.

The Trustees have retained an independent fair value pricing service to assist in valuing foreign securities held by the International Discovery Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor when a tolerance trigger is met. When adjustment factors are used, theses valuations are categorized as Level 2.

The International Discovery Fund invests in certain Thai securities which are valued using exchange data of substantially similar securities from the same issuer. These valuations are categorized as Level 2.

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Notes to Financial Statements

Rainier Funds

March 31, 2013

Participatory notes are assigned an evaluated price provided by an independent pricing vendor. These are categorized as Level 2.

Debt securities held by the Funds are valued by an independent pricing service, which uses various valuation methods, such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These are categorized as Level 2.

In the event that prices are not available from a pricing service, the Adviser’s Pricing

Committee will determine a price in accordance with the Security Valuation Policy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments based on the major classification in the Schedules of Investments as of March 31, 2013:

Rainier Large Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$641,931,986	$–	$–	$641,931,986
Total Equity	641,931,986	–	–	641,931,986

Short-Term Investment	5,861,991	–	–	5,861,991
Total Investments in Securities	$647,793,977	$–	$–	$647,793,977

Rainier Mid Cap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$933,886,103	$–	$–	$933,886,103
Total Equity	933,886,103		–	933,886,103

Short-Term Investment	7,201,124	–	–	7,201,124
Total Investments in Securities	$941,087,227	$–	$–	$941,087,227

Rainier Small/Midcap Equity Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$2,130,010,645	$–	$–	$2,130,010,645
Total Equity	2,130,010,645	–	–	2,130,010,645

Short-Term Investment	19,235,340	–	–	19,235,340
Total Investments in Securities	$2,149,245,985	$–	$–	$2,149,245,985

P / 72

Rainier Balanced Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$17,926,459	$–	$–	$17,926,459
Total Equity	17,926,459	–	–	17,926,459
Fixed Income
Mortgage Pass-Through Securities	$–	$284,549	$–	$284,549
Federal Agency Obligations	–	2,786,915	–	2,786,915
Corporate Bonds	–	8,218,986	–	8,218,986
Total Fixed Income	–	11,290,450	–	11,290,450

Short-Term Investments	123,183	–	–	123,183
Total Investments in Securities	$18,049,642	$11,290,450	$–	$29,340,092

Rainier Intermediate Fixed Income Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Pass-Through Securities	$–	$1,046,129	$–	$1,046,129
Federal Agency Obligations	–	25,362,302	–	25,362,302
Corporate Bonds	–	81,192,916	–	81,192,916
Total Fixed Income	–	107,601,347	–	107,601,347

Short-Term Investments	849,992	–	–	849,992
Total Investments in Securities	$849,992	$107,601,347	$–	$108,451,339

Rainier High Yield Fund	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$–	$39,640,161	$–	$39,640,161
Total Fixed Income	–	39,640,161	–	39,640,161

Short-Term Investments	1,600,195	–	–	1,600,195
Total Investments in Securities	$1,600,195	$39,640,161	$–	$41,240,356

Rainier International Discovery Fund	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$1,845,821	$16,926,028	$–	$18,771,849
Participatory Notes	–	656,226	–	656,226
Total Equity	1,845,821	17,582,254	–	19,428,075

Short-Term Investments	542,437	–	–	542,437
Total Investments in Securities	$2,388,258	$17,582,254	$–	$19,970,512

P / 73

Notes to Financial Statements

Rainier Funds

March 31, 2013

Rainier International Discovery Fund (*)
Transfers out of Level 1	$(9,013,752)
Transfers into Level 2	9,013,752

Net transfers	$–

* Transfers between Level 1 and Level 2 for the Rainier International Discovery Fund represent positions held at the last annual reporting date (3/31/12) which utilized systematic fair valuation for the current reporting date (3/31/13). On days when systematic fair valuation is used, certain non-U.S. dollar denominated securities moved from a Level 1 to a Level 2 classification. There were no other transfers into or out of Level 1, Level 2 or Level 3 in the other Funds.

NOTE 6. OTHER DERIVATIVE INFORMATION

At March 31, 2013, The International Discovery Fund had invested in derivative contracts reflected on the Statement of Assets and Liabilities as follows:

	Statements of Assets & Liabilities Location	Fair Value Amount
Equity Contracts – Participatory Notes	Investments, at value	$656,226

For the year ended March 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/Depreciation
Equity Contracts – Participatory Notes		$(8,228)	$111,902

NOTE 7. INCOME TAXES

As of March 31, 2013, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Cost of investments for tax purposes	$510,007,104	$816,969,595	$1,870,426,001	$24,212,105	$102,316,109	$38,146,111	$15,595,772

Gross tax unrealized appreciation	141,074,730	131,630,030	310,488,906	5,305,417	6,141,502	3,186,194	4,461,303
Gross tax unrealized depreciation	(3,287,857)	(7,512,398)	(31,668,922)	(177,430)	(6,272)	(91,949)	(86,563)

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	Large Cap Equity Fund	Mid Cap Equity Fund	Small/Mid Cap Equity Fund	Balanced Fund	Intermediate Fixed Income Fund	High Yield Fund	International Discovery Fund
Net tax unrealized appreciation on investments	$137,786,873	$124,117,632	$278,819,984	$5,127,987	$6,135,230	$3,094,245	$4,374,740

Undistributed ordinary income	2,442,772	–	–	72,747	22,394	27,433	–
Undistributed long-term capital gains	36,049,633	17,160,886	–	1,590,143	597,918	257,850	–
Other accumulated earnings	(271,442)	(1,167,675)	(234,586,549)	(63,870)	(51,628)	(13,657)	(493,938)

Total accumulated earnings	$176,007,836	$140,110,843	$44,233,435	$6,727,007	$6,703,914	$3,365,871	$3,880,802

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2013, the following table shows the reclassifications made:

	Paid-In- Capital	Undistributed Net Investment Income	Undistributed Net Realized Gain
Large Cap Equity Fund	$–	$–	$–
Mid Cap Equity Fund	(2,098,835)	2,098,835	–
Small/Mid Cap Equity Fund	(6,606,957)	6,606,957	–
Balanced Fund	–	106	(106)
Intermediate Fixed Income Fund	–	1,700	(1,700)
High Yield Fund	–	(283)	283
International Discovery Fund	–	2,753	(2,753)

As of March 31, 2013, the following Funds have capital loss carry forward amounts (“CLCFs”) as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) my be carried forward, subject to certain limitations,

P / 75

Notes to Financial Statements

Rainier Funds

March 31, 2013

and applied to offset future capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post effective CLCFs can be carried forward indefinitely.

The Funds are required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of March 31, 2013, the following Funds deferred, on a tax basis, post-October losses and late year ordinary losses as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income	High Yield	International Discovery
Capital Loss Carryovers - 2018	–	–	$231,104,279	–	–	–	–
Capital Loss Carryovers - Short Term	–	–	–	–	–	–	$480,785
Post-October Losses	–	–	–	–	–	–	–
Late Year Ordinary Losses	–	$1,094,496	$2,998,057	–	–	–	$13,234

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2013, were as follows:

	Year ended March 31, 2013		Year ended March 31, 2012
	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Large Cap Equity Fund	$4,047,956	$10,963,895	$3,844,601	–
Mid Cap Equity Fund	–	–	–	–
Small/Mid Cap Equity Fund	–	–	–	–
Balanced Fund	$532,395	$2,908,788	$762,625	–
Intermediate Fixed Income Fund	$3,230,559	$472,422	$3,842,635	$698,481
High Yield Fund	$2,580,230	$491,316	$1,530,060	$136,005
International Discovery Fund	$40,802	–	–	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2013.

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NOTE 8. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Adviser (as the distribution coordinator) at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Original Shares or Class A Shares. With respect to the Intermediate Fixed Income Fund, the Adviser has voluntarily agreed to an annual rate of 0.10% of average daily net assets of the Fund’s Original Class Shares. The fee is paid as reimbursement for, or in anticipation of, expenses incurred by third parties of the Investment Adviser for distribution-related and shareholder servicing activities related to each share class. Third party distribution and servicing expenses may be paid directly by the Funds or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payment under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

P / 77

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Rainier Investment Management Mutual Funds (the “Funds”) comprising Large Cap Equity Fund, Mid Cap Equity Fund, Small/Mid Cap Equity Fund, Balanced Fund, Intermediate Fixed Income Fund, High Yield Fund, and International Discovery Fund, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds as of March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 16, 2013

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General Information

Rainier Funds

March 31, 2013

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Fund 100.00%, Balanced Fund 62.37%, and International Discovery Fund 100.00%.

The percentage of dividend income distributed for the year ended March 31, 2013, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Fund 100.00% and Balanced Fund 54.60%.

The percentage of taxable ordinary income distributed for the year ended March 31, 2013, designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c), is as follows: Intermediate Fixed Income 5.97% and High Yield Fund 5.70%.

For the year ended March 31, 2013, the Rainier International Discovery Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follow:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from foreign Sourced Income
$17,709	$0.0115	30.44%

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ Proxy Voting Policy and Guidelines and the Funds’ voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314, or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Funds’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Funds held a special meeting of shareholders on October 24, 2012, relating to the election of trustees. The shareholders elected Joan L. Enticknap and Melodie B. Zakaluk as Trustees of the Trust. A total of 64,562,447 shares were represented at the meeting, either in person or by proxy, constituting 50.0% of the shares eligible to vote. The voting results were as follows:

	For	Abstain	Against
Joan L. Enticknap	61,187,506	3,374,941	n/a
Melodie B. Zakaluk	61,004,067	3,558,380	n/a

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Trustee and Officer Information

Rainier Funds

March 31, 2013

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date initially elected or appointed+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by Trustee, and other directorships held by Trustee. The Statement of Additional Information contains additional information about Fund Trustees and Officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present,7, None

Joan L. Enticknap

601 Union St., Ste. 2801, Seattle, WA 98101 (1950), Trustee, October 2012, President and COO of HomeStreet Bank from 2001 to 2010; Strategic Initiatives Manager for HomeStreet Bank from 2010 to present, 7, None.

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 7, None

INTERESTED TRUSTEES AND OTHER OFFICERS

Melodie B. Zakaluk*

601 Union St., Ste. 2801, Seattle, WA 98101 (1965), Trustee, CEO and President, February 2011, Chief Financial Officer and Treasurer, September 2010, Chief Operating Officer of the Investment Adviser, 2008, Managing Director, Russell Investment Group, 1995-2008, 7, None

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Senior Equity Portfolio Manager of the Investment Adviser, 1991

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1996

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Senior Equity Portfolio Manager of the Investment Adviser, 1994

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Chief Compliance Officer of the Investment Adviser, 2008, Compliance Supervisor of the Investment Adviser from 2003 to 2008

Chris E. Kashmerick

2020 E. Financial Way, Ste. 100, Glendora, CA 91741 (1974), Secretary, November 2011, Vice President of Fund Administration at U.S. Bancorp Fund Services, June 2011, Vice President of Fund Accounting and Administration, Huntington Asset Services, 2008-2011, Assistant Vice President of Fund Administration at U.S. Bancorp Fund Services, LLC from 2005-2008

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

P / 80

Directory of Funds’ Service Providers

Rainier Funds

March 31, 2013

INVESTMENT ADVISER

Rainier Investments Management, Inc.®

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 E Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL TO THE TRUST AND THE INDEPENDENT TRUSTEES

Paul Hastings, LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

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Index Descriptions

The Standard & Poor’s 500 Index® (S&P 500 Index) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $540.2 billion as of May 31, 2012.

The Russell 2000® Index is an unmanaged index composed of the equities of companies ranging in value from $101 million to $2.6 billion as of May 31, 2012.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $17.4 billion as of May 31, 2012.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $1.4 billion to $17.4 billion as of May 31, 2012.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $101 million to $6.3 billion as of May 31, 2012.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $101 million to $6.3 billion as of May 31, 2012.

The Balanced Index is computed by the Investment Adviser and consists of 60% S&P 500 Index, 35% Barclays Capital U.S. Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Fund may vary from the Balanced Index.

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing most U.S. investment grade bonds. Index components include government, corporate, mortgage pass-through and asset-backed securities.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is composed of all qualifying securities that represent the High Yield Market, including corporate bonds and distressed securities.

The Bank of America Merrill Lynch U.S. High Yield BB-B Rated Index contains all securities in the Bank of America Merrill Lynch U.S. High Yield Master II Index rated BB+ through B.

The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. Small Cap Net TR is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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Privacy Policy

Rainier Investment Management Mutual Funds and Rainier Investment Management Inc., the Investment Adviser to the Funds, collect non-public information about you from the following sources:

•	Information we receive from applications or other forms

•	Information we receive from you through our website or email communication

•	Information you may give us orally; and

•	Information about your transactions with others or us.

We do not disclose any non-public personal information about our customers or former shareholders to nonaffiliated third parties, except as required by law, such as in response to inquiries from governmental authorities. We may also disclose information to unaffiliated third parties, such as brokers or custodians, as permitted by law and as needed to provide agreed services to you. Rainier restricts access to your personal and account information to those employees who provide products and services to you. Additionally, we maintain physical, electronic and procedural safeguards to protect your non-public personal information. Please contact us directly with any specific questions about our data safeguards.

This document has been included for your reference and is not part of the Annual Report

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601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RA-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-materials changes. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other services provided by the principal accountant during the last two fiscal years ended March 31, 2013 and 2012. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2013	FYE 03/31/2012
Audit Fees	$155,950	$140,280
Audit-Related Fees	None	None
Tax Fees	$22,820	$20,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2013	FYE 03/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	$22,820	$20,000
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By /s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date 6/5/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Rainier Investment Management Mutual Funds

By /s/ Melodie B. Zakaluk
Melodie B. Zakaluk
Chief Executive Officer, President, and Chief Financial Officer

Date 6/5/13